UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-08673

BNY Mellon Investment Portfolios
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	06/30/2021

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Investment Portfolios, MidCap Stock Portfolio

SEMIANNUAL REPORT June 30, 2021

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2021 through June 30, 2021, as provided by Peter D. Goslin, CFA, Adam Logan, CFA, Chris Yao, CFA and Syed A. Zamil, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended June 30, 2021, BNY Mellon Investment Portfolios, MidCap Stock Portfolio Initial shares produced a total return of 18.11%, and its Service shares produced a total return of 18.02.1 In comparison, the fund’s benchmark, the S&P MidCap 400® Index (the “Index”), produced a total return of 17.59% for the same period.2

Mid-cap stocks delivered strongly positive returns, outperforming their large-cap counterparts as COVID-19 restrictions began to lift, and previously stricken segments of the economy showed signs of recovery. The portfolio outperformed the Index, largely on the strength of positive security selection in the industrials and health care sectors, which more than made up for relatively weak selection among financials and utilities.

The Fund’s Investment Approach

The fund seeks investment results that are greater than the total return performance of publicly traded, common stocks of medium-sized, domestic companies in the aggregate, as represented by the Index. To pursue this goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks of mid-cap companies.

The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines quantitative-modeling techniques, fundamental analysis and risk management. Consistency of returns compared to the Index is a primary goal of the investment process.

The portfolio managers select stocks through a “bottom-up” structured approach that seeks to identify undervalued securities using a quantitative ranking process. The process is driven by a proprietary stock selection model that measures a diverse set of corporate characteristics to identify and rank stocks based on valuation, momentum, sentiment and earnings-quality measures.

Next, the fund’s portfolio managers construct the portfolio through a risk-controlled process, focusing on stock selection, as opposed to making proactive decisions as to industry and sector exposure. The portfolio managers seek to maintain a portfolio that has exposure to industries and market capitalizations that are generally similar to the fund’s benchmark. Finally, within each sector and style subset, the fund will seek to overweight the most attractive stocks and underweight or not hold the stocks that have been ranked least attractive.

Equities Gain as the Pandemic Wanes

U.S. equities gained ground as the coronavirus pandemic showed signs of easing during the first quarter of 2021. Although fresh lockdowns were enforced across several major economies, the accelerating rollout of COVID-19 vaccination programs and the promising results witnessed in the countries most advanced in this process bolstered the risk appetite of investors and encouraged them to discount wider economic reopening expected later in 2021. Among equities, strength shifted from momentum to value as investors once again

2

took notice of quality and fundamentals rather than seeking growth at any price. Cyclical sectors saw the greatest gains, with energy stocks rising sharply on increasing oil and gas prices. By contrast, the influence of monetary accommodation, which undoubtedly provided critical support for financial asset prices, took a somewhat different turn. With reflation underway and an elevated pace of growth expected in the second half of the year, investors began to anticipate a dialing back of the exceptional levels of monetary stimulus witnessed over the prior 12 months. This contributed to a sharp rise in government bond yields during the review period, with the long end of the U.S. Treasury market experiencing its worst quarter since 1980. The nature of fiscal stimulus also continued to evolve as President Biden formally announced his long-awaited $2 trillion infrastructure program to underpin and accelerate the U.S. recovery while also encompassing more strategic goals.

U.S. equity markets proceeded to deliver another quarter of gains from April through June 2021, drawing strength from an impressive slate of U.S. economic data, robust corporate earnings and further evidence that vaccination programs were paving the way for a full reopening of economies. Investors shifted focus back to growth over value without abandoning their renewed appreciation for company fundamentals. The inflation debate remained a high-profile and contentious issue, with a series of elevated data points prompting many to question the narrative that this phase would be transitory. The inextricable linkage between interest rates and the direction of monetary policy further affected investor sentiment. Significantly, the two brief bouts of equity market weakness experienced during the review period, first at the start of May, and then toward the end of the quarter, were both prompted by the airing of more hawkish commentary from U.S. Treasury Secretary Janet Yellen, later echoed by some of her former colleagues at the Federal Reserve (Fed). Against this backdrop, markets saw a retracement in longer-dated government bond yields, which had climbed sharply higher in the first quarter. This downward move was exacerbated in late June by Fed members’ comments, which caused investors to discount a weaker outlook for medium-term growth.

Strong Selections in Industrials and Health Care

The fund’s performance compared to the Index benefited from good security selection among industrials and health care. As is typically the case for the portfolio, strength was spread across a large number of issues, with individual holdings making small contributions to relative performance. Among the portfolio’s top holdings, shares in residential, commercial and industrial generator manufacturer Generac rose sharply on increasing residential demand in the face of more frequent, weather-related power outages and the need for dependable power sources by employees working from home. Stock in another top holding, pharmaceutical research tool and support services provider Charles River Laboratories International, benefited from the company’s role in providing support and distribution services for COVID-19 vaccine efforts. In the energy sector, which led the market’s overall rise due to increasing oil and gas prices, holdings in independent exploration and production company Murphy Oil performed notably well. The company proved well positioned for prevailing market conditions as a producer of both crude oil and natural gas in the United States and Canada.

On the negative side, the portfolio’s relative performance was constrained by stock selection in the financials and utilities sectors. Among financials, underweight exposure to First Horizon detracted from relative returns. The portfolio focused instead on more liquid

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

financial stocks that appeared more attractive from a momentum perspective. In the lagging utilities sector, holdings in IDACORP, an integrated electric utility located in the Pacific Northwest, trailed the broader market along with most other high-yielding stocks in a market subject to rising interest-rate pressure.

Positioned for an Environment of Improving Fundamentals

As of the end of the reporting period, we continue to identify what we believe are attractive investment opportunities across a broad spectrum of mid-cap companies and industry groups. The portfolio currently holds 295 individual securities, so performance is not dependent on any individual holding, reflecting instead our disciplined, quantitative analysis of company valuations and fundamentals, while controlling sector and market capitalization risks against the portfolio’s benchmark. Our systematic approach to evaluating securities and building portfolios allows us to create an investment process that participates in rising equity markets and helps protect capital during times of stress in the marketplace.

July 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through April 30, 2022, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The Index measures the performance of mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Stocks of mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Investment Portfolios, MidCap Stock Portfolio made available through insurance products may be similar to those of other funds managed by BNY Mellon Investment Adviser, Inc. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other BNY Mellon Investment Adviser, Inc. fund.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Investment Portfolios, MidCap Stock Portfolio from January 1, 2021 to June 30, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended June 30, 2021

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.76	$6.11
Ending value (after expenses)	$1,181.10	$1,180.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended June 30, 2021

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.41	$5.66
Ending value (after expenses)	$1,020.43	$1,019.19
†

Expenses are equal to the fund’s annualized expense ratio of .88% for Initial Shares and 1.13% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS
June 30, 2021 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.6%
Automobiles & Components - 1.9%
Adient	6,090	[a]	275,268
Dana	28,400		674,784
Fox Factory Holding	2,700	[a]	420,282
Gentex	19,290		638,306
Harley-Davidson	11,905		545,487
The Goodyear Tire & Rubber Company	26,420	[a]	453,103
Thor Industries	1,580		178,540
Visteon	2,170	[a]	262,440
			3,448,210
Banks - 6.7%
Associated Banc-Corp	89,575		1,834,496
BancorpSouth Bank	22,610		640,541
BOK Financial	4,250	[b]	368,050
Cathay General Bancorp	49,035		1,930,018
First Horizon	46,900		810,432
Fulton Financial	32,495		512,771
Hancock Whitney	9,350		415,514
MGIC Investment	45,850		623,560
New York Community Bancorp	59,080		651,062
Regions Financial	47,630		961,173
Sterling Bancorp	36,970		916,486
UMB Financial	14,260		1,327,036
Webster Financial	8,370		446,456
Wintrust Financial	6,590		498,402
			11,935,997
Capital Goods - 12.8%
A.O. Smith	3,030		218,342
AECOM	4,995	[a]	316,283
AGCO	8,150		1,062,597
Axon Enterprise	2,350	[a]	415,480
Builders FirstSource	6,930	[a]	295,634
Carlisle	3,300		631,554
Crane	8,750		808,237
Donaldson	22,790		1,447,849
Dycom Industries	3,810	[a]	283,959
EMCOR Group	12,970		1,597,774
EnerSys	6,410		626,449
Fortive	6,100		425,414
Fortune Brands Home & Security	4,060		404,417
GATX	5,730		506,933
Generac Holdings	1,490	[a]	618,573

6

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Capital Goods - 12.8% (continued)
ITT	10,040		919,564
Lennox International	3,250		1,140,100
Lincoln Electric Holdings	4,470		588,744
MasTec	8,390	[a,b]	890,179
Nordson	4,200		921,942
Owens Corning	8,550		837,045
Pentair	3,430	[b]	231,491
Quanta Services	2,910		263,559
Regal Beloit	6,480		865,145
Simpson Manufacturing	5,660		625,090
Stanley Black & Decker	3,450		707,215
Sunrun	5,670	[a,b]	316,273
Terex	12,000		571,440
The Middleby	4,610	[a]	798,729
The Timken Company	13,210		1,064,594
The Toro Company	10,245		1,125,721
Valmont Industries	1,020		240,771
Woodward	8,040		987,955
			22,755,052
Commercial & Professional Services - 2.4%
ASGN	6,760	[a]	655,247
CACI International, Cl. A	1,990	[a]	507,689
Clean Harbors	4,130	[a]	384,668
Healthcare Services Group	7,840	[b]	247,509
Herman Miller	5,920		279,069
Insperity	4,190		378,650
KAR Auction Services	14,230	[a]	249,737
ManpowerGroup	4,560		542,230
Tetra Tech	5,970		728,579
The Brink's Company	4,760		365,758
			4,339,136
Consumer Durables & Apparel - 5.7%
Brunswick	7,840		781,021
Capri Holdings	6,170	[a]	352,862
Carter's	5,560		573,625
Crocs	3,345	[a]	389,759
Deckers Outdoor	4,610	[a]	1,770,563
Leggett & Platt	5,030		260,604
Mattel	30,210	[a]	607,221
Peloton Interactive, Cl. A	4,140	[a]	513,443
Polaris	7,860		1,076,506
PulteGroup	4,380		239,017
Tempur Sealy International	23,770		931,546

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Consumer Durables & Apparel - 5.7% (continued)
Toll Brothers	6,790		392,530
TopBuild	4,040	[a]	799,031
Tri Pointe Homes	33,420	[a]	716,191
YETI Holdings	7,980	[a]	732,724
			10,136,643
Consumer Services - 3.7%
Adtalem Global Education	7,550	[a]	269,082
Boyd Gaming	8,870	[a]	545,416
Chipotle Mexican Grill	380	[a]	589,129
Churchill Downs	1,180	[a]	233,947
Graham Holdings, Cl. B	950		602,205
Grand Canyon Education	6,170	[a]	555,115
Jack in the Box	6,370		709,873
Marriott Vacations Worldwide	1,640	[a]	261,252
Planet Fitness, Cl. A	6,270	[a]	471,818
Scientific Games	4,450	[a]	344,608
Service Corp. International	22,050		1,181,659
Texas Roadhouse	4,030		387,686
The Wendy's Company	8,965		209,960
Wingstop	1,110		174,969
			6,536,719
Diversified Financials - 2.9%
Affiliated Managers Group	4,755	[b]	733,268
Evercore, Cl. A	2,640		371,633
FactSet Research Systems	1,100		369,171
Federated Hermes	7,875		267,041
Interactive Brokers Group, Cl. A	4,700		308,931
Janus Henderson Group	13,980		542,564
Jefferies Financial Group	21,300		728,460
OneMain Holdings	6,350		380,429
PROG Holdings	11,420		549,645
Stifel Financial	12,890		836,045
			5,087,187
Energy - 2.2%
Antero Midstream	13,820		143,590
ChampionX	21,340	[a]	547,371
Cimarex Energy	7,270		526,712
CNX Resources	14,820	[a]	202,441
Continental Resources	9,545	[b]	362,996
EQT	14,940	[a]	332,564
Equitrans Midstream	33,620		286,106
Marathon Oil	37,440		509,933
Murphy Oil	20,715	[b]	482,245

8

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Energy - 2.2% (continued)
Targa Resources	3,035		134,906
World Fuel Services	10,460		331,896
			3,860,760
Food & Staples Retailing - .8%
BJ's Wholesale Club Holdings	13,060	[a]	621,395
Casey's General Stores	1,800		350,352
Sprouts Farmers Market	19,930	[a]	495,261
			1,467,008
Food, Beverage & Tobacco - 2.0%
Darling Ingredients	13,745	[a]	927,787
Flowers Foods	38,530		932,426
Pilgrim's Pride	7,240	[a]	160,583
Sanderson Farms	2,555		480,263
The Boston Beer Company, Cl. A	500	[a]	510,400
The Hain Celestial Group	12,560	[a]	503,907
			3,515,366
Health Care Equipment & Services - 6.2%
Acadia Healthcare	9,790	[a]	614,322
Align Technology	1,030	[a]	629,330
Amedisys	4,120	[a]	1,009,112
Cerner	6,610		516,638
Chemed	3,020		1,432,990
Envista Holdings	14,610	[a]	631,298
Globus Medical, Cl. A	3,320	[a]	257,400
HealthEquity	2,740	[a]	220,515
Hill-Rom Holdings	8,110		921,215
LHC Group	3,980	[a]	797,035
Molina Healthcare	3,720	[a]	941,383
Patterson Companies	6,480		196,927
STAAR Surgical	4,110	[a]	626,775
Steris	5,720		1,180,036
Teladoc Health	2,340	[a]	389,119
Tenet Healthcare	9,970	[a]	667,890
			11,031,985
Household & Personal Products - .3%
Nu Skin Enterprises, Cl. A	10,640		602,756
Insurance - 5.3%
Alleghany	930	[a]	620,375
American Financial Group	6,690		834,377
Brown & Brown	5,800		308,212
First American Financial	11,870		740,094
Globe Life	7,750		738,187
Kemper	5,390		398,321

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Insurance - 5.3% (continued)
Kinsale Capital Group	3,160		520,673
Mercury General	4,040		262,398
Old Republic International	39,550		985,190
Primerica	8,245		1,262,639
Reinsurance Group of America	7,210		821,940
RLI	5,070		530,271
Selective Insurance Group	11,110		901,576
The Hanover Insurance Group	4,205		570,366
			9,494,619
Materials - 5.4%
CF Industries Holdings	5,940		305,613
Cleveland-Cliffs	38,630	[a,b]	832,863
Commercial Metals	24,200		743,424
Eagle Materials	7,340		1,043,087
Ingevity	11,850	[a]	964,116
Louisiana-Pacific	8,120		489,555
Minerals Technologies	9,320		733,204
Olin	11,530		533,378
Reliance Steel & Aluminum	6,840		1,032,156
RPM International	6,895		611,449
Silgan Holdings	8,300		344,450
The Chemours Company	18,130		630,924
The Mosaic Company	8,000		255,280
United States Steel	18,640	[b]	447,360
Westlake Chemical	3,300		297,297
Worthington Industries	5,920		362,186
			9,626,342
Media & Entertainment - 2.2%
Cable One	550		1,052,045
Cinemark Holdings	8,070	[a,b]	177,137
John Wiley & Sons, Cl. A	7,040		423,667
The Interpublic Group of Companies	18,040		586,120
The New York Times Company, Cl. A	20,940		911,937
World Wrestling Entertainment, Cl. A	7,270	[b]	420,860
Yelp	6,570	[a]	262,537
			3,834,303
Pharmaceuticals Biotechnology & Life Sciences - 5.1%
Bio-Rad Laboratories, Cl. A	550	[a]	354,360
Bio-Techne	1,190		535,809
Bruker	3,795		288,344
Catalent	3,070	[a]	331,928
Charles River Laboratories International	6,095	[a]	2,254,662
Emergent BioSolutions	3,620	[a]	228,024

10

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 5.1% (continued)
Exelixis	18,610	[a]	339,074
Halozyme Therapeutics	9,580	[a]	435,028
Jazz Pharmaceuticals	3,410	[a]	605,752
Medpace Holdings	2,410	[a]	425,678
Neurocrine Biosciences	3,345	[a]	325,535
Repligen	6,380	[a]	1,273,576
Royalty Pharma, CI. A	9,640		395,144
Sage Therapeutics	3,060	[a]	173,839
Seagen	2,660	[a]	419,961
Syneos Health	5,440	[a]	486,826
United Therapeutics	1,080	[a]	193,763
			9,067,303
Real Estate - 9.7%
Brandywine Realty Trust	90,200	[b,c]	1,236,642
Brixmor Property Group	10,725	[c]	245,495
Camden Property Trust	3,400	[c]	451,078
Corporate Office Properties Trust	46,190	[c]	1,292,858
EastGroup Properties	5,710	[c]	939,009
First Industrial Realty Trust	46,310	[c]	2,418,771
Healthcare Realty Trust	35,920	[c]	1,084,784
Highwoods Properties	16,990	[c]	767,438
Jones Lang LaSalle	3,070	[a]	600,062
Kimco Realty	21,300	[c]	444,105
Life Storage	7,485	[c]	803,515
National Retail Properties	23,065	[c]	1,081,287
National Storage Affiliates Trust	9,445	[c]	477,539
Omega Healthcare Investors	17,590	[c]	638,341
Paramount Group	37,270	[c]	375,309
Physicians Realty Trust	41,130	[c]	759,671
PS Business Parks	9,720	[c]	1,439,338
Sabra Health Care REIT	22,270	[c]	405,314
SL Green Realty	7,930	[b,c]	634,400
Urban Edge Properties	37,220	[c]	710,902
VEREIT	6,480	[c]	297,626
Weingarten Realty Investors	7,780	[c]	249,505
			17,352,989
Retailing - 4.4%
American Eagle Outfitters	5,760		216,173
AutoNation	5,680	[a]	538,521
Dick's Sporting Goods	7,320		733,391
Five Below	3,405	[a]	658,084
Foot Locker	8,180		504,133

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Retailing - 4.4% (continued)
Kohl's	14,200		782,562
Lithia Motors, Cl. A	1,970		676,971
Murphy USA	2,300		306,751
Ollie's Bargain Outlet Holdings	4,010	[a,b]	337,361
Pool	900		412,794
RH	735	[a,b]	499,065
Urban Outfitters	10,415	[a]	429,306
Wayfair, Cl. A	1,980	[a,b]	625,106
Williams-Sonoma	6,840	[b]	1,092,006
			7,812,224
Semiconductors & Semiconductor Equipment - 4.3%
Brooks Automation	6,280		598,358
Cirrus Logic	4,180	[a]	355,802
CMC Materials	3,060		461,264
Cree	4,280	[a,b]	419,140
First Solar	7,220	[a]	653,482
Lattice Semiconductor	9,175	[a]	515,452
MKS Instruments	3,540		629,943
Monolithic Power Systems	3,380		1,262,261
Qorvo	1,330	[a]	260,215
Semtech	13,720	[a]	943,936
SolarEdge Technologies	3,190	[a]	881,620
Teradyne	3,060		409,918
Universal Display	1,440		320,155
			7,711,546
Software & Services - 5.9%
ACI Worldwide	12,170	[a]	451,994
Alliance Data Systems	5,530	[b]	576,171
Aspen Technology	1,695	[a,b]	233,130
Concentrix	2,030	[a]	326,424
DocuSign	1,950	[a]	545,162
Fair Isaac	2,230	[a]	1,120,976
Genpact	11,685		530,850
HubSpot	1,190	[a]	693,437
Manhattan Associates	4,750	[a]	687,990
Medallia	15,510	[a,b]	523,463
Nuance Communications	11,130	[a]	605,917
Palo Alto Networks	1,550	[a]	575,128
PTC	8,270	[a]	1,168,220
Qualys	2,600	[a]	261,794
Splunk	2,960	[a]	427,957
Teradata	12,900	[a]	644,613
Twilio, Cl. A	1,480	[a]	583,357

12

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Software & Services - 5.9% (continued)
WEX	3,255	[a]	631,144
			10,587,727
Technology Hardware & Equipment - 4.7%
Arrow Electronics	5,400	[a]	614,682
Avnet	18,920		758,314
Belden	7,370		372,701
Ciena	10,965	[a]	623,799
Cognex	12,270		1,031,293
Corning	7,460		305,114
EchoStar, Cl. A	8,720	[a]	211,809
II-VI	10,630	[a,b]	771,632
Jabil	4,370		253,984
Littelfuse	3,550		904,504
Lumentum Holdings	6,170	[a,b]	506,125
NCR	18,940	[a]	863,853
NETSCOUT Systems	8,160	[a]	232,886
SYNNEX	3,220		392,067
Trimble	5,900	[a]	482,797
			8,325,560
Telecommunication Services - .3%
Iridium Communications	13,000	[a,b]	519,870
Transportation - 1.1%
Avis Budget Group	2,100	[a]	163,569
Kansas City Southern	650		184,191
Old Dominion Freight Line	1,725		437,805
Ryder System	3,090		229,680
Werner Enterprises	6,650		296,058
XPO Logistics	4,440	[a]	621,112
			1,932,415
Utilities - 3.6%
Black Hills	17,420		1,143,275
DTE Energy	2,200		285,120
Hawaiian Electric Industries	7,795		329,573
IDACORP	11,130		1,085,175
MDU Resources Group	26,180		820,481
NorthWestern	4,520		272,194
ONE Gas	10,750		796,790
Pinnacle West Capital	9,460		775,436
PPL	11,110		310,747
Public Service Enterprise Group	5,210		311,245
UGI	7,260		336,211
			6,466,247
Total Common Stocks (cost $140,549,373)			177,447,964

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .5%
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $834,462)	0.05	834,462	[d]	834,462

Investment of Cash Collateral for Securities Loaned - 1.6%
Registered Investment Companies - 1.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $2,864,609)	0.01	2,864,609	[d]	2,864,609
Total Investments (cost $144,248,444)		101.7%		181,147,035
Liabilities, Less Cash and Receivables		(1.7%)		(2,998,957)
Net Assets		100.0%		178,148,078

REIT—Real Estate Investment Trust

a Non-income producing security.

b Security, or portion thereof, on loan. At June 30, 2021, the value of the fund’s securities on loan was $11,800,449 and the value of the collateral was $12,100,022, consisting of cash collateral of $2,864,609 and U.S. Government & Agency securities valued at $9,235,413.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Industrials	16.3
Consumer Discretionary	15.7
Information Technology	15.0
Financials	14.9
Health Care	11.3
Real Estate	9.7
Materials	5.4
Utilities	3.6
Consumer Staples	3.1
Communication Services	2.4
Energy	2.2
Investment Companies	2.1
101.7

† Based on net assets.

See notes to financial statements.

14

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 12/31/20 ($)	Purchases ($)†	Sales ($)	Value 6/30/21 ($)	Net Assets(%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	1,225,389	14,437,063	(14,827,990)	834,462.5		416
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	827,423	6,417,276	(4,380,090)	2,864,609	1.6	11,790††
Total	2,052,812	20,854,339	(19,208,080)	3,699,071	2.1	12,206

† Included reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

15

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2021 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $11,800,449)—Note 1(b):
Unaffiliated issuers	140,549,373	177,447,964
Affiliated issuers	3,699,071	3,699,071
Dividends and securities lending income receivable		112,712
Receivable for shares of Beneficial Interest subscribed		8,721
Prepaid expenses		2,058
		181,270,526
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		142,120
Liability for securities on loan—Note 1(b)		2,864,609
Payable for shares of Beneficial Interest redeemed		64,797
Trustees’ fees and expenses payable		1,705
Other accrued expenses		49,217
		3,122,448
Net Assets ($)		178,148,078
Composition of Net Assets ($):
Paid-in capital		119,159,557
Total distributable earnings (loss)		58,988,521
Net Assets ($)		178,148,078

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	86,440,665	91,707,413
Shares Outstanding	3,718,890	3,960,320
Net Asset Value Per Share ($)	23.24	23.16

See notes to financial statements.

16

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2021 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	1,245,564
Affiliated issuers	416
Income from securities lending—Note 1(b)	11,790
Total Income	1,257,770
Expenses:
Management fee—Note 3(a)	641,300
Distribution fees—Note 3(b)	109,352
Professional fees	53,223
Custodian fees—Note 3(b)	15,032
Prospectus and shareholders’ reports	14,001
Chief Compliance Officer fees—Note 3(b)	7,862
Trustees’ fees and expenses—Note 3(c)	6,414
Loan commitment fees—Note 2	1,441
Shareholder servicing costs—Note 3(b)	832
Registration fees	161
Interest expense—Note 2	101
Miscellaneous	9,925
Total Expenses	859,644
Investment Income—Net	398,126
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	21,930,288
Net change in unrealized appreciation (depreciation) on investments	5,230,444
Net Realized and Unrealized Gain (Loss) on Investments	27,160,732
Net Increase in Net Assets Resulting from Operations	27,558,858

See notes to financial statements.

17

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Operations ($):
Investment income—net	398,126	894,861
Net realized gain (loss) on investments	21,930,288	3,459,022
Net change in unrealized appreciation (depreciation) on investments	5,230,444	6,471,918
Net Increase (Decrease) in Net Assets Resulting from Operations	27,558,858	10,825,801
Distributions ($):
Distributions to shareholders:
Initial Shares	(1,082,003)	(552,702)
Service Shares	(940,992)	(343,563)
Total Distributions	(2,022,995)	(896,265)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	6,187,722	7,458,751
Service Shares	10,517,260	14,678,777
Distributions reinvested:
Initial Shares	1,082,003	552,702
Service Shares	940,992	343,563
Cost of shares redeemed:
Initial Shares	(9,022,169)	(13,780,638)
Service Shares	(10,604,023)	(16,960,443)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(898,215)	(7,707,288)
Total Increase (Decrease) in Net Assets	24,637,648	2,222,248
Net Assets ($):
Beginning of Period	153,510,430	151,288,182
End of Period	178,148,078	153,510,430
Capital Share Transactions (Shares):
Initial Shares
Shares sold	278,207	456,232
Shares issued for distributions reinvested	48,783	45,155
Shares redeemed	(403,807)	(828,281)
Net Increase (Decrease) in Shares Outstanding	(76,817)	(326,894)
Service Shares
Shares sold	478,459	938,110
Shares issued for distributions reinvested	42,560	28,138
Shares redeemed	(484,454)	(1,060,385)
Net Increase (Decrease) in Shares Outstanding	36,565	(94,137)

See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	June 30, 2021	Year Ended December 31,
Initial Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	19.93	18.64	16.80	22.56	20.09	18.95
Investment Operations:
Investment income—net[a]	.07	.13	.13	.12	.10	.21
Net realized and unrealized gain (loss) on investments	3.52	1.30	3.15	(3.19)	2.92	2.50
Total from Investment Operations	3.59	1.43	3.28	(3.07)	3.02	2.71
Distributions:
Dividends from investment income—net	(.14)	(.14)	(.12)	(.13)	(.22)	(.21)
Dividends from net realized gain on investments	(.14)	-	(1.32)	(2.56)	(.33)	(1.36)
Total Distributions	(.28)	(.14)	(1.44)	(2.69)	(.55)	(1.57)
Net asset value, end of period	23.24	19.93	18.64	16.80	22.56	20.09
Total Return (%)	18.11[b]	8.11	20.18	(15.49)	15.38	15.47
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.88[c]	.87	.86	.86	.87	.85
Ratio of net investment income to average net assets	.59[c]	.81	.73	.59	.50	1.16
Portfolio Turnover Rate	48.55[b]	92.40	82.88	68.02	64.86	65.52
Net Assets, end of period ($ x 1,000)	86,441	75,649	76,835	72,374	92,776	123,226

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	June 30, 2021	Year Ended December 31,
Service Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	19.84	18.53	16.71	22.45	20.00	18.88
Investment Operations:
Investment income—net[a]	.04	.09	.09	.07	.06	.17
Net realized and unrealized gain (loss) on investments	3.52	1.31	3.12	(3.18)	2.90	2.47
Total from Investment Operations	3.56	1.40	3.21	(3.11)	2.96	2.64
Distributions:
Dividends from investment income—net	(.10)	(.09)	(.07)	(.07)	(.18)	(.16)
Dividends from net realized gain on investments	(.14)	-	(1.32)	(2.56)	(.33)	(1.36)
Total Distributions	(.24)	(.09)	(1.39)	(2.63)	(.51)	(1.52)
Net asset value, end of period	23.16	19.84	18.53	16.71	22.45	20.00
Total Return (%)	18.02[b]	7.85	19.85	(15.69)	15.04	15.20
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.13[c]	1.12	1.11	1.11	1.12	1.10
Ratio of net investment income to average net assets	.35[c]	.56	.48	.34	.28	.94
Portfolio Turnover Rate	48.55[b]	92.40	82.88	68.02	64.86	65.52
Net Assets, end of period ($ x 1,000)	91,707	77,862	74,454	63,202	76,948	63,972

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

MidCap Stock Portfolio (the “fund”) is a separate diversified series of BNY Mellon Investment Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor’s MidCap 400® Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

On February 10, 2021, BNY Mellon Investment Management announced its intention to realign several of its investment firms. As a result of this realignment, which is scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the “Effective Date”), portfolio managers responsible for managing the fund’s investments who are employees of Mellon Investments Corporation (“Mellon”) in a dual employment arrangement with the Adviser, will become employees of Newton Investment Management North America, LLC (“Newton”), which, like Mellon, will be an affiliate of the Adviser, and will no longer be employees of Mellon. Consequently, as of the Effective Date and subject to the approval of the Trust’s Board of Trustees (the “Board”), the Adviser will engage Newton to serve as the fund’s sub-adviser, pursuant to a sub-investment advisory agreement between the Adviser and Newton. As the fund’s sub-adviser, Newton will provide the day-to-day management of the fund’s investments, subject to the Adviser’s supervision and approval. It is currently anticipated that the fund’s portfolio managers who are responsible for the day-to-day management of the fund’s investments will continue to manage the fund’s investments as of the Effective Date. It is also currently anticipated that there will be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increase in the management fee payable by the fund as a result of the engagement of Newton as the fund’s sub-adviser. The Adviser (and not the fund) will pay Newton for its sub-advisory services.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly.

22

GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	177,447,964	-	-	177,447,964
Investment Companies	3,699,071	-	-	3,699,071

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the

24

form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2021, The Bank of New York Mellon earned $1,604 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2021, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2020 was as follows: ordinary income $896,265. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

26

The average amount of borrowings outstanding under the Facilities during the period ended June 30, 2021 was approximately $16,575 with a related weighted average annualized rate of 1.22%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund's average daily net assets and is payable monthly. The Adviser has contractually agreed, from January 1, 2021 through April 30, 2022, to waive receipt of its fees and/or assume the expenses of the fund, so that the direct expenses of the fund (excluding Rule 12b-1 Distribution Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.00%. On or after April 30, 2022, the Adviser may terminate this expense limitation at any time. During the period ended June 30, 2021, there were no reduction in expense pursuant to undertaking.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2021, Service shares were charged $109,352 pursuant to the Distribution Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits,

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2021, the fund was charged $736 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2021, the fund was charged $15,032 pursuant to the custody agreement.

During the period ended June 30, 2021, the fund was charged $7,862 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $110,264, Distribution Plan fees of $18,932, custodian fees of $4,800, Chief Compliance Officer fees of $7,862 and transfer agency fees of $262.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2021, amounted to $81,687,224 and $83,659,845, respectively.

At June 30, 2021, accumulated net unrealized appreciation on investments was $36,898,591, consisting of $38,948,598 gross unrealized appreciation and $2,050,007 gross unrealized depreciation.

At June 30, 2021, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

28

INFORMATION ABOUT THE APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on May 18, 2021 (the “Meeting”), the Board discussed with representatives of the Adviser plans to realign Mellon Investments Corporation’s (“Mellon”) equities and multi-asset capabilities with Newton Investment Management North America, LLC (“Newton US”) (the “Firm Realignment”), with such realignment scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the “Effective Date”). The Adviser noted that, as a result of the Firm Realignment, the portfolio managers who are currently responsible for managing the investments of the fund as employees of Mellon in a dual employment arrangement with the Adviser, will become employees of Newton US as of the Effective Date. Consequently, the Adviser proposed to engage Newton US to serve as the fund’s sub-investment adviser, pursuant to a sub-investment advisory agreement between the Adviser and Newton US (the “New Sub-Advisory Agreement”), to be effective on the Effective Date. In addition, the Adviser proposed amending the Fund’s current management agreement (the “Current Management Agreement”) to reflect the engagement of Newton US as sub-investment adviser to the fund (as proposed to be amended, the “Amended Management Agreement”), to be effective on the Effective Date.

At the Meeting, the Adviser recommended the approval of the New Sub-Advisory Agreement, pursuant to which Newton US would serve as sub-investment adviser to the fund, and the Amended Management Agreement. The recommendation for the approval of the New Sub-Advisory Agreement and the Amended Management Agreement was based on the following considerations, among others: (i) approval of the New Sub-Advisory Agreement and the Amended Management Agreement would permit the fund’s current portfolio managers to continue to be responsible for the day-to-day management of the Fund’s portfolio after the Effective Date as employees of Newton US; (ii) there will be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increases in the management fee payable by the fund as a result of the proposed changes to the investment advisory arrangements; and (iii) the Adviser (and not the fund) will pay Newton US for its sub-investment advisory services. The Board also considered the fact that the Adviser stated that it believes there are no material changes to the information the Board had previously considered at a Board meeting on July 20-21, 2020 (the “15(c) Meeting”), at which the Board re-approved the Current Management Agreement for the ensuing year, other than the information about the Firm Realignment and Newton US.

At the Meeting, the Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the fund (the “Independent Trusteess”), considered and approved the New Sub-Advisory Agreement and the Amended Management Agreement. In determining whether to approve the New Sub-Advisory Agreement and the Amended Management Agreement, the Board considered the materials prepared by the Adviser received in advance of the Meeting and other information presented at the

29

INFORMATION ABOUT THE APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Meeting, which included: (i) a form of the New Sub-Advisory Agreement and a form of the Amended Management Agreement; (ii) information regarding the Firm Realignment and how it is expected to enhance investment capabilities; (iii) information regarding Newton US; and (iv) an opinion of counsel that the proposed changes to the investment advisory arrangements would not result in an “assignment” of the Current Management Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended, and, therefore, do not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of the Adviser at the Meeting and the 15(c) Meeting.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by Newton US to the fund under the New Sub-Advisory Agreement, the Board considered: (i) Newton US’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services, which would remain the same after the Effective Date; and (iii) the investment strategy for the fund, which would remain the same after the Effective Date. The Board also considered the review process undertaken by the Adviser and the Adviser’s favorable assessment of the nature and quality of the sub-investment advisory services expected to be provided to the fund by Newton US after the Effective Date. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by Newton US under the New Sub-Advisory Agreement, as well as Newton US’s ability to render such services based on its resources and the experience of the investment team, which will include the fund’s current portfolio managers, were adequate and appropriate for the fund in light of the fund’s investment objective, and supported a decision to approve the New Sub-Advisory Agreement. The Board also considered, as it related to the Amended Management Agreement, that the nature, extent and quality of the services that are provided by the Adviser are expected to remain the same, including the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the fund’s portfolio management personnel.

Investment Performance. The Board had considered the fund’s investment performance and that of the investment team managing the fund’s portfolio at the 15(c) Meeting (including comparative data provided by Broadridge Financial Solutions, Inc.). The Board considered the performance and that the same investment professionals would continue to manage the fund’s assets after the Effective Date, as factors in evaluating the services to be provided by Newton US under the New Sub-Advisory Agreement after the Effective Date, and determined that these factors, when viewed together with the other factors considered by the Board, supported a decision to approve the New Sub-Advisory Agreement and the Amended Management Agreement.

30

Costs of Services to be Provided and Profitability. The Board considered the proposed fee payable under the New Sub-Advisory Agreement, noting that the proposed fee would be paid by the Adviser and, thus, would not impact the fees paid by the fund or the Adviser’s profitability. The Board considered the fee payable to Newton US in relation to the fee paid to the Adviser by the fund and the respective services provided by Newton US and the Adviser. The Board recognized that, because Newton US’s fee would be paid by the Adviser, and not the fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the fund’s Current Management Agreement, and that the Board had received and considered a profitability analysis of the Adviser and its affiliates, including Newton US, at the 15(c) Meeting. The Board concluded that the proposed fee payable to Newton US by the Adviser was appropriate and the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser under the Amended Management Agreement and Newton US under the New Sub-Advisory Agreement.

Economies of Scale to be Realized. The Board recognized that, because the fee payable to Newton US would be paid by the Adviser, and not the fund, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Current Management Agreement, which had been done at the 15(c) Meeting. At the 15(c) Meeting, the Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Current Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board also considered whether there were any ancillary benefits that would accrue to Newton US as a result of its relationship with the fund, and such ancillary benefits, if any, were determined to be reasonable.

In considering the materials and information described above, the Independent Trustees received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board members, all of whom are Independent Trustees, with the assistance of independent legal counsel, approved the New Sub-Advisory Agreement and Amended Management Agreement for the fund effective as of the Effective Date.

31

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

32

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33

For More Information

BNY Mellon Investment Portfolios, MidCap Stock Portfolio

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 0174SA0621

BNY Mellon Investment Portfolios, Small Cap Stock Index Portfolio

SEMIANNUAL REPORT June 30, 2021

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2021 through June 30, 2021, as provided by portfolio managers David France, Todd Frysinger, Vlasta Sheremeta, Michael Stoll and Marlene Walker Smith.

Market and Fund Performance Overview

For the six-month period ended June 30, 2021, BNY Mellon Investment Portfolios, Small Cap Stock Index Portfolio produced a total return of 23.25%.1 In comparison, the fund’s benchmark, the S&P SmallCap 600® Index (the “Index”), produced a 23.56% total return for the same period.2,3

U.S. equities posted strong gains over the reporting period as COVID-19 restrictions were eased and as previously stricken segments of the economy began to recover. Small-cap stocks generally outperformed their mid- and large-cap counterparts. The difference in returns between the fund and the Index was primarily the result of transaction costs and operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the performance of the Index. To pursue its goal, the fund generally invests in all of the stocks that comprise the Index. The fund generally invests in all 600 stocks in the Index in proportion to their weighting in the Index; however, at times, the fund may invest in a representative sample of stocks included in the Index. Under these circumstances, the fund expects to invest in approximately 500 or more of the stocks in the Index.

Equities Gain as the Pandemic Wanes

Stocks gained ground as the coronavirus pandemic showed signs of easing during the first quarter of 2021. Although fresh lockdowns were enforced across several major economies, the accelerating rollout of COVID-19 vaccination programs and the promising results witnessed in the countries most advanced in this process bolstered the risk appetite of investors and encouraged them to discount wider economic reopening expected later in 2021. Among equities, strength shifted from momentum to value as investors once again took notice of quality and fundamentals rather than seeking growth at any price. Cyclical sectors saw the greatest gains, with energy stocks rising sharply on increasing oil and gas prices. By contrast, the influence of monetary accommodation, which undoubtedly provided critical support for financial asset prices, took a somewhat different turn. With reflation underway and an elevated pace of growth expected in the second half of the year, investors began to anticipate a dialing back of the exceptional levels of monetary stimulus witnessed over the prior 12 months. This contributed to a sharp rise in government-bond yields during the review period, with the long end of the U.S. Treasury market experiencing its worst quarter since 1980. The nature of fiscal stimulus also continued to evolve as President Biden formally announced his long-awaited $2 trillion infrastructure program to underpin and accelerate the U.S. recovery while also encompassing more strategic goals.

U.S. equity markets proceeded to deliver another quarter of gains from April through June 2021, drawing strength from an impressive slate of U.S. economic data, robust corporate earnings and further evidence that vaccination programs were paving the way for a full reopening of economies. Investors shifted focus back to growth over value without abandoning their renewed appreciation for company fundamentals. The inflation debate

2

remained a high-profile and contentious issue, with a series of elevated data points prompting many to question the narrative that this phase would be transitory. The inextricable linkage between interest rates and the direction of monetary policy further affected investor sentiment. Significantly, the two brief bouts of equity market weakness experienced during the review period, first at the start of May, and then toward the end of the quarter, were both prompted by the airing of more hawkish commentary from U.S. Treasury Secretary Janet Yellen, later echoed by some of her former colleagues at the Federal Reserve (Fed). Against this backdrop, markets saw a retracement in longer-dated government bond yields, which had climbed sharply higher in the first quarter. This downward move was exacerbated in late June by Fed members’ comments, which caused investors to discount a weaker outlook for medium-term growth.

Reopening Underpins Broad Market Strength

Despite ongoing inflation concerns, transportation bottlenecks and labor market shortages, the reopening of the U.S. economy broadly bolstered the U.S. equity market, with all sectors of the Index generating positive returns. Of course, some sectors appreciated more strongly than others. Energy led the market’s rise on the strength of rapidly increasing oil and gas prices. In the consumer discretionary sector, shares of game and entertainment retailer GameStop skyrocketed in response to social media posts extolling the investment. This so-called “meme stock” alone was responsible for a significant percentage of the sector’s rise. However, other consumer discretionary stocks also performed notably well, particularly in recovering industries that had previously been hurt by the pandemic, such as restaurants and apparel retailers. Financials outperformed the broader market as well, bolstered by rising interest rates and a steeper yield curve that improved balance sheets and enhanced revenues, particularly for smaller financial institutions leveraged to consumer lending. Finally, among industrials, construction-related companies, such as construction engineers and construction-materials providers benefited from a boom in home building.

While no sectors generated negative returns, utilities significantly lagged the broader market. Several issues confronted the sector’s constituents. Many utility stocks, which had performed relatively well at the height of the pandemic, entered the period sporting relatively high valuations. The severe winter storm that hobbled much of Texas’ electric grid in March 2021 raised awareness of the infrastructure challenges facing the industry. Finally, rising interest rates made high dividend payouts, a feature of many of the sector’s stocks, less attractive.

Communications services stocks also lagged as regional wireless carriers struggled to compete with national carriers better positioned to build out next-generation 5G capabilities. Among materials sector stocks, chemical companies suffered due to rising input costs as commodity prices increased.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Equities Positioned to Benefit from Continued Recovery

Although equity markets continue to face the challenges and uncertainties posed by COVID-19 variants, a heating domestic economy and lagging global partners, we believe the U.S. success in battling the pandemic has created a constructive environment for small U.S. stocks. We remain committed to managing the fund closely to reflect Index performance as events unfold.

July 15, 2021

DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The S&P SmallCap 600® Index measures the small-cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable. Investors cannot invest directly in any index.

3 “Standard & Poor’s®,” “S&P®,” and “Standard & Poor’s® SmallCap 600 Index” are trademarks of Standard & Poor’s Financial Services LLC (“Standard & Poor’s”) and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the fund.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Investment Portfolios, Small Cap Stock Index Portfolio made available through insurance products may be similar to those of other funds managed by BNY Mellon Investment Adviser, Inc. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other BNY Mellon Investment Adviser, Inc. fund.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Investment Portfolios, Small Cap Stock Index Portfolio from January 1, 2021 to June 30, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended June 30, 2021

Expenses paid per $1,000†	$3.32
Ending value (after expenses)	$1,232.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended June 30, 2021

Expenses paid per $1,000†	$3.01
Ending value (after expenses)	$1,021.82
†	Expenses are equal to the fund’s annualized expense ratio of .60%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS
June 30, 2021 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 98.5%
Automobiles & Components - 1.4%
American Axle & Manufacturing Holdings	78,200	[a]	809,370
Cooper-Standard Holdings	11,760	[a]	341,040
Dorman Products	19,359	[a]	2,006,948
Gentherm	22,396	[a]	1,591,236
LCI Industries	17,142		2,252,802
Motorcar Parts of America	13,644	[a]	306,171
Patrick Industries	15,023		1,096,679
Standard Motor Products	13,918		603,345
Winnebago Industries	22,711		1,543,440
			10,551,031
Banks - 11.5%
Allegiance Bancshares	12,724		489,111
Ameris Bancorp	47,778		2,419,000
Axos Financial	35,691	[a]	1,655,705
Banc of California	30,018		526,516
BancFirst	12,710	[b]	793,485
BankUnited	64,346		2,746,931
Banner	23,971		1,299,468
Berkshire Hills Bancorp	35,079		961,515
BM Technologies -Restricted	2,913	[a]	36,238
Boston Private Financial Holdings	55,093		812,622
Brookline Bancorp	54,602		816,300
Cadence Bancorp	86,433		1,804,721
Capitol Federal Financial	89,610		1,055,606
Central Pacific Financial	19,206		500,508
City Holding	10,828		814,699
Columbia Banking System	49,714		1,916,972
Community Bank System	36,971		2,796,856
Customers Bancorp	19,808	[a]	772,314
CVB Financial	88,527		1,822,771
Dime Community Bancshares	24,449		821,975
Eagle Bancorp	22,080		1,238,246
FB Financial	22,499		839,663
First Bancorp	19,385		793,040
First Bancorp	148,537		1,770,561
First Commonwealth Financial	65,536		922,092
First Financial Bancorp	67,616		1,597,766
First Hawaiian	89,341		2,531,924
First Midwest Bancorp	79,223		1,570,992
Flagstar Bancorp	32,906		1,390,937

6

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Banks - 11.5% (continued)
Great Western Bancorp	38,253		1,254,316
Hanmi Financial	21,396		407,808
Heritage Financial	24,760		619,495
Hilltop Holdings	44,032		1,602,765
HomeStreet	14,764		601,485
Hope Bancorp	85,044		1,205,924
Independent Bank	22,910		1,729,705
Independent Bank Group	24,880		1,840,622
Investors Bancorp	153,005		2,181,851
Meta Financial Group	21,997		1,113,708
Mr. Cooper Group	47,021	[a]	1,554,514
National Bank Holdings, Cl. A	20,841		786,539
NBT Bancorp	30,105		1,082,877
NMI Holdings, Cl. A	58,789	[a]	1,321,577
Northfield Bancorp	31,979		524,456
Northwest Bancshares	88,153		1,202,407
OFG Bancorp	34,957		773,249
Old National Bancorp	112,414		1,979,611
Pacific Premier Bancorp	64,935		2,746,101
Park National	9,853	[b]	1,156,939
Preferred Bank	9,630		609,290
Provident Financial Services	50,241		1,150,016
Renasant	38,954	[b]	1,558,160
S&T Bancorp	27,165		850,265
Seacoast Banking Corp. of Florida	38,350		1,309,652
ServisFirst Bancshares	31,979	[b]	2,173,932
Simmons First National, Cl. A	74,151		2,175,590
Southside Bancshares	21,616		826,380
The Bancorp	35,310	[a]	812,483
Tompkins Financial	8,093		627,693
Triumph Bancorp	15,242	[a]	1,131,718
TrustCo Bank	13,028		447,903
United Community Bank	58,829		1,883,116
Veritex Holdings	34,319		1,215,236
Walker & Dunlop	20,067		2,094,593
Westamerica Bancorporation	18,555		1,076,747
WSFS Financial	33,047		1,539,660
			84,686,917
Capital Goods - 11.1%
AAON	28,304	[b]	1,771,547
AAR	22,585	[a]	875,169
Aerojet Rocketdyne Holdings	51,030		2,464,239
AeroVironment	15,202	[a]	1,522,480

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Capital Goods - 11.1% (continued)
Alamo Group	6,825		1,042,041
Albany International, Cl. A	20,806		1,857,144
American Woodmark	11,739	[a]	958,959
Apogee Enterprises	18,069		735,950
Applied Industrial Technologies	26,606		2,422,742
Arcosa	32,650		1,917,861
Astec Industries	15,698		988,032
AZZ	16,733		866,435
Barnes Group	32,362		1,658,552
Boise Cascade	27,173		1,585,545
Chart Industries	24,455	[a]	3,578,256
CIRCOR International	14,371	[a]	468,495
Comfort Systems USA	24,601		1,938,313
DXP Enterprises	11,731	[a]	390,642
Encore Wire	13,870		1,051,207
Enerpac Tool Group	41,448	[a]	1,103,346
EnPro Industries	14,182		1,377,781
ESCO Technologies	18,071		1,695,241
Federal Signal	41,960		1,688,051
Franklin Electric	26,631		2,146,991
Gibraltar Industries	22,638	[a]	1,727,506
GMS	28,868	[a]	1,389,706
Granite Construction	31,748	[b]	1,318,494
Griffon	31,857		816,495
Hillenbrand	52,062		2,294,893
Insteel Industries	13,781		443,059
John Bean Technologies	21,795		3,108,403
Kaman	19,115		963,396
Lindsay	7,498		1,239,269
Lydall	11,544	[a]	698,643
Matrix Service	17,424	[a]	182,952
Meritor	50,135	[a]	1,174,162
Moog, Cl. A	20,147		1,693,557
Mueller Industries	39,574		1,713,950
MYR Group	11,436	[a]	1,039,761
National Presto Industries	3,452		350,896
NOW	77,495	[a]	735,428
Park Aerospace	13,575		202,268
PGT Innovations	40,545	[a]	941,860
Powell Industries	6,771		209,562
Proto Labs	18,743	[a]	1,720,607
Quanex Building Products	23,215		576,661
Raven Industries	24,770	[a]	1,432,944

8

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Capital Goods - 11.1% (continued)
Resideo Technologies	98,727	[a]	2,961,810
SPX	31,123	[a]	1,900,993
SPX FLOW	28,600		1,865,864
Standex International	8,403		797,529
Tennant	12,627		1,008,266
The Greenbrier Companies	22,397	[b]	976,061
Titan International	34,881	[a]	295,791
Triumph Group	40,825	[a]	847,119
UFP Industries	42,455		3,156,105
Veritiv	8,688	[a]	533,617
Vicor	14,671	[a]	1,551,312
Wabash National	36,170		578,720
Watts Water Technologies, Cl. A	18,888		2,755,948
			81,308,626
Commercial & Professional Services - 3.4%
ABM Industries	46,347		2,055,489
Brady, Cl. A	32,884		1,842,819
CoreCivic	82,370	[a]	862,414
Deluxe	28,447	[b]	1,358,913
Exponent	35,793		3,193,094
Forrester Research	8,016	[a]	367,133
Harsco	53,279	[a]	1,087,957
Heidrick & Struggles International	13,155		586,055
HNI	29,805		1,310,526
Interface	39,689		607,242
Kelly Services, Cl. A	22,633	[a]	542,513
Korn Ferry	37,029		2,686,454
ManTech International, Cl. A	18,890		1,634,741
Matthews International, Cl. A	21,849		785,690
Pitney Bowes	122,311		1,072,667
Resources Connection	20,354		292,283
Team	20,197	[a]	135,320
TrueBlue	23,580	[a]	662,834
U.S. Ecology	21,446	[a]	804,654
UniFirst	10,435		2,448,468
Viad	13,912	[a]	693,513
			25,030,779
Consumer Durables & Apparel - 4.0%
Cavco Industries	5,900	[a]	1,310,921
Century Communities	20,145		1,340,448
Ethan Allen Interiors	14,596		402,850
Fossil Group	32,537	[a,b]	464,628
G-III Apparel Group	30,036	[a,b]	986,983

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Consumer Durables & Apparel - 4.0% (continued)
Installed Building Products	15,285		1,870,273
iRobot	19,026	[a,b]	1,776,838
Kontoor Brands	32,590		1,838,402
La-Z-Boy	31,983		1,184,650
LGI Homes	15,026	[a]	2,433,310
M.D.C. Holdings	38,464		1,946,278
M/I Homes	20,347	[a]	1,193,758
Meritage Homes	26,037	[a]	2,449,561
Movado Group	10,850		341,450
Oxford Industries	11,371		1,123,910
Steven Madden	52,987		2,318,711
Sturm Ruger & Co.	11,805		1,062,214
Tupperware Brands	34,680	[a,b]	823,650
Unifi	10,438	[a]	254,270
Universal Electronics	9,457	[a]	458,665
Vera Bradley	15,071	[a]	186,730
Vista Outdoor	39,092	[a]	1,809,178
Wolverine World Wide	57,041		1,918,859
			29,496,537
Consumer Services - 2.0%
American Public Education	12,928	[a]	366,380
BJ's Restaurants	16,033	[a]	787,862
Bloomin‘ Brands	54,654	[a]	1,483,310
Brinker International	31,475	[a]	1,946,729
Chuy's Holdings	13,697	[a]	510,350
Dave & Buster's Entertainment	33,066	[a]	1,342,480
Dine Brands Global	11,808	[a]	1,053,864
El Pollo Loco Holdings	12,830	[a]	234,661
Fiesta Restaurant Group	11,926	[a]	160,166
Monarch Casino & Resort	9,064	[a]	599,765
Perdoceo Education	47,744	[a]	585,819
Red Robin Gourmet Burgers	11,434	[a,b]	378,580
Regis	16,708	[a,b]	156,387
Ruth's Hospitality Group	21,831	[a]	502,768
Shake Shack, Cl. A	24,910	[a,b]	2,665,868
The Cheesecake Factory	31,534	[a]	1,708,512
			14,483,501
Diversified Financials - 3.1%
Apollo Commercial Real Estate Finance	89,078	[c]	1,420,794
ARMOUR Residential REIT	46,996	[c]	536,694
B. Riley Financial	12,271		926,460
Blucora	31,978	[a]	553,539
Brightsphere Investment Group	41,070		962,270

10

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Diversified Financials - 3.1% (continued)
Capstead Mortgage	66,208	[c]	406,517
Donnelley Financial Solutions	20,067	[a]	662,211
Ellington Financial	30,143	[c]	577,238
Encore Capital Group	21,331	[a,b]	1,010,876
Enova International	25,268	[a]	864,418
EZCORP, Cl. A	33,800	[a]	203,814
Granite Point Mortgage Trust	37,828	[c]	557,963
Green Dot, Cl. A	37,636	[a]	1,763,247
Greenhill & Co.	9,863		153,468
Invesco Mortgage Capital	189,434	[b,c]	738,793
KKR Real Estate Finance Trust	19,402	[c]	419,665
New York Mortgage Trust	255,452	[c]	1,141,870
PennyMac Mortgage Investment Trust	67,991	[c]	1,431,890
Piper Sandler	9,720		1,259,323
PRA Group	31,587	[a]	1,215,152
Ready Capital	39,916	[c]	633,467
Redwood Trust	77,236	[c]	932,239
StoneX Group	11,540	[a]	700,132
Two Harbors Investment	187,719	[b,c]	1,419,156
Virtus Investment Partners	4,950		1,374,961
WisdomTree Investments	76,280		472,936
World Acceptance	2,667	[a,b]	427,360
			22,766,453
Energy - 4.6%
Archrock	87,277		777,638
Bonanza Creek Energy	13,259		624,101
Bristow Group	15,900	[a]	407,199
Callon Petroleum	31,563	[a,b]	1,820,869
CONSOL Energy	20,671	[a]	381,793
Core Laboratories	31,245	[b]	1,216,993
DMC Global	12,447	[a]	699,646
Dorian LPG	19,228	[a]	271,499
Dril-Quip	24,807	[a,b]	839,221
Green Plains	28,417	[a,b]	955,380
Helix Energy Solutions Group	95,691	[a,b]	546,396
Helmerich & Payne	73,315	[b]	2,392,268
Laredo Petroleum	6,359	[a,b]	590,052
Matador Resources	74,621		2,687,102
Nabors Industries	4,381	[a]	500,485
Oceaneering International	68,622	[a]	1,068,445
Oil States International	43,815	[a]	343,948
Par Pacific Holdings	29,867	[a]	502,363
Patterson-UTI Energy	126,669		1,259,090

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Energy - 4.6% (continued)
PBF Energy, Cl. A	65,492	[a]	1,002,028
PDC Energy	68,200		3,122,878
Penn Virginia	10,148	[a]	239,594
ProPetro Holding	55,154	[a]	505,211
Range Resources	177,976	[a,b]	2,982,878
Renewable Energy Group	32,336	[a,b]	2,015,826
REX American Resources	3,767	[a]	339,708
RPC	38,561	[a,b]	190,877
SM Energy	74,166		1,826,709
Southwestern Energy	447,770	[a]	2,538,856
Talos Energy	22,102	[a]	345,675
U.S. Silica Holdings	52,541	[a]	607,374
			33,602,102
Food & Staples Retailing - .6%
PriceSmart	16,197		1,474,089
SpartanNash	24,384		470,855
The Andersons	20,767		634,017
The Chefs' Warehouse	22,377	[a]	712,260
United Natural Foods	38,727	[a,b]	1,432,124
			4,723,345
Food, Beverage & Tobacco - 2.0%
B&G Foods	44,530	[b]	1,460,584
Calavo Growers	11,325	[a]	718,232
Cal-Maine Foods	25,831		935,341
Celsius Holdings	22,635	[a,b]	1,722,297
Coca-Cola Consolidated	3,130		1,258,667
Fresh Del Monte Produce	20,591		677,032
J&J Snack Foods	10,406		1,814,910
John B. Sanfilippo & Son	5,975		529,206
MGP Ingredients	8,951	[b]	605,446
National Beverage	15,534	[a]	733,671
Seneca Foods, Cl. A	4,328	[a]	221,074
The Simply Good Foods Company	57,175	[a]	2,087,459
Universal	16,913		963,534
Vector Group	86,162		1,218,331
			14,945,784
Health Care Equipment & Services - 8.3%
Addus HomeCare	10,408	[a]	907,994
Allscripts Healthcare Solutions	97,745	[a,b]	1,809,260
AMN Healthcare Services	32,446	[a]	3,146,613
AngioDynamics	26,994	[a]	732,347
Apollo Medical Holdings	8,991	[a,b]	564,725
Avanos Medical	32,989	[a]	1,199,810

12

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Health Care Equipment & Services - 8.3% (continued)
Cardiovascular Systems	27,805	[a]	1,185,883
Community Health Systems	83,841	[a]	1,294,505
Computer Programs & Systems	8,688	[a]	288,702
CONMED	19,958	[b]	2,742,828
CorVel	6,076	[a]	816,007
Covetrus	69,007	[a,b]	1,863,189
Cross Country Healthcare	25,129	[a]	414,880
CryoLife	27,508	[a]	781,227
Cutera	12,274	[a]	601,794
Fulgent Genetics	11,864	[a,b]	1,094,217
Glaukos	31,737	[a,b]	2,692,250
Hanger	26,990	[a]	682,307
HealthStream	17,189	[a]	480,261
Heska	6,869	[a]	1,578,015
Inogen	13,010	[a]	847,862
Integer Holdings	22,372	[a]	2,107,442
Invacare	22,505	[a,b]	181,615
Lantheus Holdings	45,429	[a]	1,255,658
LeMaitre Vascular	11,984	[b]	731,264
Magellan Health	15,728	[a]	1,481,578
MEDNAX	59,352	[a,b]	1,789,463
Meridian Bioscience	30,506	[a]	676,623
Merit Medical Systems	34,008	[a]	2,198,957
Mesa Laboratories	3,268		886,184
ModivCare	8,401	[a]	1,428,758
Natus Medical	23,061	[a]	599,125
NextGen Healthcare	39,268	[a]	651,456
Omnicell	29,725	[a]	4,501,851
OraSure Technologies	49,456	[a,b]	501,484
Orthofix Medical	13,698	[a]	549,427
Owens & Minor	51,732		2,189,816
RadNet	30,372	[a]	1,023,233
Select Medical Holdings	74,060		3,129,776
Simulations Plus	10,733	[b]	589,349
SurModics	9,365	[a]	508,051
Tabula Rasa HealthCare	15,383	[a,b]	769,150
Tactile Systems Technology	13,408	[a]	697,216
The Ensign Group	35,474		3,074,532
The Joint	9,186	[a]	770,889
The Pennant Group	17,943	[a]	733,869
Tivity Health	26,171	[a]	688,559
U.S. Physical Therapy	8,874		1,028,230
Varex Imaging	26,702	[a]	716,148

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Health Care Equipment & Services - 8.3% (continued)
Zynex	12,659	[a,b]	196,594
			61,380,973
Household & Personal Products - 1.4%
Central Garden & Pet	6,791	[a]	359,448
Central Garden & Pet, Cl. A	26,781	[a]	1,293,522
e.l.f. Beauty	26,559	[a]	720,811
Edgewell Personal Care	36,757		1,613,632
Inter Parfums	12,060		868,320
Medifast	8,095		2,290,723
USANA Health Sciences	7,964	[a]	815,753
WD-40	9,388		2,406,051
			10,368,260
Insurance - 2.7%
Ambac Financial Group	31,169	[a]	488,107
American Equity Investment Life Holding	59,114	[a]	1,910,564
AMERISAFE	13,151		784,983
Assured Guaranty	51,894	[b]	2,463,927
eHealth	17,948	[a]	1,048,163
Employers Holdings	20,027		857,156
Genworth Financial, Cl. A	349,200	[a]	1,361,880
HCI Group	4,252	[b]	422,776
Horace Mann Educators	28,753		1,075,937
James River Group Holdings	24,971		936,912
Palomar Holdings	15,074	[a]	1,137,484
ProAssurance	36,711		835,175
Safety Insurance Group	9,619		752,975
Selectquote	30,647	[a]	590,261
SiriusPoint	52,864	[a]	532,340
Stewart Information Services	18,488		1,048,085
Trupanion	23,058	[a,b]	2,653,976
United Fire Group	14,462		401,031
United Insurance Holdings	12,884		73,439
Universal Insurance Holdings	18,885		262,124
			19,637,295
Materials - 5.1%
AdvanSix	19,500	[a]	582,270
Allegheny Technologies	88,024	[a]	1,835,300
American Vanguard	19,045		333,478
Arconic	67,066	[a]	2,388,891
Balchem	22,259	[a]	2,921,716
Carpenter Technology	33,339		1,340,895
Century Aluminum	33,851	[a]	436,339

14

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Materials - 5.1% (continued)
Clearwater Paper	11,191	[a]	324,203
Domtar	34,046	[a]	1,871,168
Ferro	55,651	[a]	1,200,392
FutureFuel	17,234		165,446
GCP Applied Technologies	32,819	[a]	763,370
Glatfelter	30,548		426,756
H.B. Fuller	35,784		2,276,220
Hawkins	12,892		422,213
Haynes International	8,408		297,475
Innospec	17,081		1,547,709
Kaiser Aluminum	10,700		1,321,343
Koppers Holdings	14,346	[a]	464,093
Kraton	22,029	[a]	711,316
Livent	110,602	[a,b]	2,141,255
Materion	13,899		1,047,290
Mercer International	26,998		344,225
Myers Industries	25,406		533,526
Neenah	11,890		596,521
O-I Glass	109,564	[a]	1,789,180
Olympic Steel	6,741		198,118
Quaker Chemical	8,974	[b]	2,128,543
Rayonier Advanced Materials	43,765	[a]	292,788
Schweitzer-Mauduit International	21,420		864,940
Stepan	14,831		1,783,724
SunCoke Energy	59,222		422,845
TimkenSteel	25,881	[a]	366,216
Tredegar	18,434		253,836
Trinseo	26,556	[b]	1,589,111
U.S. Concrete	10,770	[a]	794,826
Warrior Met Coal	36,169		622,107
			37,399,644
Media & Entertainment - .9%
AMC Networks, Cl. A	21,086	[a,b]	1,408,545
Gannett	89,135	[a]	489,351
Meredith	27,643	[a]	1,200,812
QuinStreet	34,410	[a]	639,338
Scholastic	20,055		759,884
TechTarget	16,406	[a,b]	1,271,301
The E.W. Scripps Company, Cl. A	40,457	[a]	824,918
The Marcus	16,371	[a,b]	347,229
			6,941,378
Pharmaceuticals Biotechnology & Life Sciences - 3.4%
Amphastar Pharmaceuticals	24,101	[a]	485,876

15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 3.4% (continued)
ANI Pharmaceuticals	6,746	[a]	236,447
Anika Therapeutics	10,393	[a]	449,913
Cara Therapeutics	29,783	[a]	425,003
Coherus Biosciences	44,920	[a,b]	621,244
Collegium Pharmaceutical	24,144	[a]	570,764
Corcept Therapeutics	72,307	[a]	1,590,754
Cytokinetics	48,217	[a,b]	954,214
Eagle Pharmaceuticals	7,886	[a]	337,521
Enanta Pharmaceuticals	12,307	[a]	541,631
Endo International	159,579	[a]	746,830
Innoviva	42,749	[a]	573,264
Luminex	29,583		1,088,654
Myriad Genetics	52,103	[a]	1,593,310
NeoGenomics	81,058	[a]	3,661,390
Organogenesis Holdings	34,002	[a]	565,113
Pacira Biosciences	30,244	[a]	1,835,206
Phibro Animal Health, Cl. A	13,766		397,562
Prestige Consumer Healthcare	33,807	[a]	1,761,345
REGENXBIO	24,196	[a]	940,015
Spectrum Pharmaceuticals	107,102	[a]	401,633
Supernus Pharmaceuticals	35,689	[a,b]	1,098,864
Vanda Pharmaceuticals	37,615	[a]	809,099
Vericel	31,425	[a,b]	1,649,812
Xencor	39,932	[a,b]	1,377,255
			24,712,719
Real Estate - 7.6%
Acadia Realty Trust	59,900	[c]	1,315,404
Agree Realty	47,515	[c]	3,349,332
Alexander & Baldwin	49,304	[c]	903,249
American Assets Trust	33,839	[c]	1,261,856
Armada Hoffler Properties	41,164	[c]	547,070
Brandywine Realty Trust	118,255	[c]	1,621,276
CareTrust REIT	65,425	[c]	1,519,823
Centerspace	8,951	[c]	706,234
Chatham Lodging Trust	31,770	[a,c]	408,880
Community Healthcare Trust	15,579	[c]	739,379
DiamondRock Hospitality	142,029	[a,c]	1,377,681
Diversified Healthcare Trust	164,596	[c]	688,011
Easterly Government Properties	56,490	[c]	1,190,809
Essential Properties Realty Trust	79,753	[c]	2,156,521
Four Corners Property Trust	51,479	[c]	1,421,335
Franklin Street Properties	65,837	[c]	346,303

16

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Real Estate - 7.6% (continued)
Getty Realty	25,496	[c]	794,200
Global Net Lease	64,233	[c]	1,188,310
Hersha Hospitality Trust	25,084	[a,c]	269,904
Independence Realty Trust	68,859	[c]	1,255,300
Industrial Logistics Properties Trust	45,087	[c]	1,178,574
Innovative Industrial Properties	16,427	[c]	3,137,886
iStar	50,593	[b,c]	1,048,793
Kite Realty Group Trust	56,939	[c]	1,253,227
Lexington Realty Trust	188,568	[b,c]	2,253,388
LTC Properties	27,095	[c]	1,040,177
Mack-Cali Realty	57,838	[c]	991,922
Marcus & Millichap	17,009	[a]	661,140
NexPoint Residential Trust	15,710	[c]	863,736
Office Properties Income Trust	32,901	[c]	964,328
RE/MAX Holdings, Cl. A	12,748		424,891
Realogy Holdings	78,593	[a,b]	1,431,964
Retail Opportunity Investments	81,495	[c]	1,439,202
Retail Properties of America, Cl. A	148,486	[c]	1,700,165
RPT Realty	56,058	[c]	727,633
Safehold	9,594	[b,c]	753,129
Saul Centers	9,208	[c]	418,504
Service Properties Trust	114,567	[c]	1,443,544
SITE Centers	115,737	[c]	1,742,999
Summit Hotel Properties	74,811	[a,c]	697,987
Tanger Factory Outlet Centers	67,953	[b,c]	1,280,914
The GEO Group	85,966	[b,c]	612,078
The St. Joe Company	21,262		948,498
Uniti Group	161,629	[c]	1,711,651
Universal Health Realty Income Trust	8,823	[c]	543,056
Urstadt Biddle Properties, Cl. A	20,699	[c]	401,147
Washington Real Estate Investment Trust	57,036	[c]	1,311,828
Whitestone REIT	27,818	[c]	229,499
Xenia Hotels & Resorts	78,982	[a,c]	1,479,333
			55,752,070
Retailing - 7.3%
Abercrombie & Fitch, Cl. A	42,651	[a]	1,980,286
America's Car-Mart	4,221	[a]	598,200
Asbury Automotive Group	13,124	[a]	2,249,060
Barnes & Noble Education	20,898	[a]	150,675
Bed Bath & Beyond	72,344	[a]	2,408,332
Big Lots	22,122		1,460,273
Boot Barn Holdings	19,789	[a]	1,663,265

17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Retailing - 7.3% (continued)
Caleres	25,843		705,255
Chico's FAS	86,457	[a]	568,887
Conn's	12,547	[a]	319,949
Core-Mark Holding	30,490		1,372,355
Designer Brands, Cl. A	39,966	[a]	661,437
GameStop, Cl. A	38,040	[a]	8,145,886
Genesco	9,503	[a]	605,151
Group 1 Automotive	11,805	[b]	1,823,046
Guess?	25,457		672,065
Haverty Furniture	11,243		480,751
Hibbett	11,298		1,012,640
Liquidity Services	18,043	[a]	459,194
Lumber Liquidators Holdings	19,904	[a]	419,974
Macy's	214,411	[a]	4,065,233
MarineMax	15,079	[a]	734,950
Monro	23,084	[b]	1,466,065
PetMed Express	13,737	[b]	437,523
Rent-A-Center	40,495		2,149,070
Sally Beauty Holdings	77,887	[a]	1,718,966
Shoe Carnival	5,919	[b]	423,741
Shutterstock	15,351		1,507,008
Signet Jewelers	35,912	[b]	2,901,330
Sleep Number	16,910	[a]	1,859,254
Sonic Automotive, Cl. A	16,249		726,980
Stamps.com	12,451	[a,b]	2,493,811
The Aaron's Company	22,791		729,084
The Buckle	19,493		969,777
The Cato, Cl. A	13,756		232,064
The Children's Place	10,038	[a]	934,136
The ODP	37,144	[a]	1,783,283
Zumiez	14,403	[a]	705,603
			53,594,559
Semiconductors & Semiconductor Equipment - 3.3%
Axcelis Technologies	23,160	[a]	936,127
CEVA	15,773	[a]	746,063
Cohu	33,398	[a]	1,228,712
Diodes	28,772	[a]	2,295,142
DSP Group	16,511	[a]	244,363
FormFactor	53,896	[a]	1,965,048
Ichor Holdings	18,823	[a]	1,012,677
Kulicke & Soffa Industries	42,147		2,579,396
MaxLinear	46,468	[a]	1,974,425
Onto Innovation	33,935	[a]	2,478,612

18

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Semiconductors & Semiconductor Equipment - 3.3% (continued)
PDF Solutions	20,821	[a]	378,526
Photronics	45,139	[a]	596,286
Power Integrations	41,663		3,418,866
Rambus	77,559	[a]	1,838,924
SMART Global Holdings	9,406	[a,b]	448,478
Ultra Clean Holdings	30,162	[a]	1,620,303
Veeco Instruments	34,255	[a]	823,490
			24,585,438
Software & Services - 4.7%
8x8	74,529	[a]	2,068,925
Agilysys	14,385	[a]	818,075
Alarm.com Holdings	31,039	[a]	2,629,003
Bottomline Technologies	27,000	[a]	1,001,160
CSG Systems International	22,748		1,073,251
Ebix	16,661	[b]	564,808
EVERTEC	41,476		1,810,427
ExlService Holdings	23,023	[a]	2,446,424
InterDigital	21,380		1,561,381
LivePerson	43,977	[a,b]	2,781,105
MicroStrategy, Cl. A	5,295	[a,b]	3,518,527
OneSpan	23,466	[a]	599,322
Perficient	22,797	[a]	1,833,335
Progress Software	29,695		1,373,394
SPS Commerce	24,576	[a]	2,453,914
Sykes Enterprises	27,322	[a]	1,467,191
TTEC Holdings	12,653		1,304,398
Unisys	45,108	[a]	1,141,683
Vonage Holdings	162,500	[a]	2,341,625
Xperi Holding	70,915		1,577,150
			34,365,098
Technology Hardware & Equipment - 5.5%
3D Systems	85,127	[a]	3,402,526
ADTRAN	32,606		673,314
Advanced Energy Industries	26,352		2,970,134
Applied Optoelectronics	14,469	[a,b]	122,552
Arlo Technologies	55,004	[a]	372,377
Badger Meter	19,776		1,940,421
Bel Fuse, Cl. B	7,509		108,130
Benchmark Electronics	25,183		716,708
CalAmp	24,381	[a]	310,126
Comtech Telecommunications	18,031		435,629
CTS	21,578		801,838

19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Technology Hardware & Equipment - 5.5% (continued)
Daktronics	26,639	[a]	175,551
Diebold Nixdorf	55,019	[a,b]	706,444
Digi International	24,255	[a]	487,768
ePlus	9,196	[a]	797,201
Extreme Networks	87,104	[a]	972,081
Fabrinet	25,052	[a]	2,401,735
FARO Technologies	12,625	[a]	981,846
Harmonic	69,367	[a]	591,007
Insight Enterprises	24,362	[a]	2,436,444
Itron	30,984	[a]	3,097,780
Knowles	63,670	[a]	1,256,846
Methode Electronics	25,908		1,274,933
NETGEAR	21,439	[a]	821,542
OSI Systems	11,246	[a]	1,143,043
PC Connection	7,439		344,203
Plantronics	26,068	[a]	1,087,818
Plexus	19,694	[a]	1,800,229
Rogers	12,877	[a]	2,585,702
Sanmina	45,068	[a]	1,755,849
ScanSource	17,188	[a]	483,498
TTM Technologies	68,497	[a]	979,507
Viavi Solutions	156,801	[a]	2,769,106
			40,803,888
Telecommunication Services - .7%
ATN International	7,474		339,992
Cincinnati Bell	33,526	[a]	516,971
Cogent Communications Holdings	29,228		2,247,341
Consolidated Communications Holdings	49,484	[a]	434,964
Shenandoah Telecommunication	34,643	[a]	1,680,532
Spok Holdings	12,786		123,001
			5,342,801
Transportation - 2.4%
Allegiant Travel	10,095	[a]	1,958,430
ArcBest	17,633		1,026,064
Atlas Air Worldwide Holdings	18,580	[a]	1,265,484
Echo Global Logistics	18,487	[a]	568,290
Forward Air	18,813		1,688,467
Hawaiian Holdings	34,259	[a]	834,892
Heartland Express	33,048		566,112
Hub Group, Cl. A	23,216	[a]	1,531,792
Marten Transport	41,618		686,281
Matson	29,437		1,883,968
Saia	18,107	[a]	3,793,235

20

Description		Shares		Value ($)
Common Stocks - 98.5% (continued)
Transportation - 2.4% (continued)
SkyWest		34,757	[a]	1,496,984
				17,299,999
Utilities - 1.5%
American States Water		25,039		1,992,103
Avista		47,029		2,006,727
California Water Service Group		34,467		1,914,297
Chesapeake Utilities		12,103		1,456,354
Northwest Natural Holding		21,097		1,108,014
South Jersey Industries		76,248	[b]	1,977,111
Unitil		10,383		549,988
				11,004,594
Total Common Stocks (cost $423,762,524)				724,783,791

Exchange-Traded Funds - 1.0%
Registered Investment Companies - 1.0%
iShares Core S&P Small-Cap ETF (cost $7,006,810)		62,749	[b]	7,089,382
		Principal Amount ($)
Short-Term Investments - .0%
U.S. Treasury Bills - .0%
0.05%, 5/19/2022 (cost $6,997)		7,000	[d,e]	6,996
	1-Day Yield (%)	Shares
Investment Companies - 1.2%
Registered Investment Companies - 1.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $8,882,277)	0.05	8,882,277	[f]	8,882,277

21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 1.0%
Registered Investment Companies - 1.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $7,437,762)	0.01	7,437,762	[f]	7,437,762
Total Investments (cost $447,096,370)		101.7%		748,200,208
Liabilities, Less Cash and Receivables		(1.7%)		(12,488,832)
Net Assets		100.0%		735,711,376

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

a Non-income producing security.

b Security, or portion thereof, on loan. At June 30, 2021, the value of the fund’s securities on loan was $60,898,876 and the value of the collateral was $62,678,530, consisting of cash collateral of $7,437,762 and U.S. Government & Agency securities valued at $55,240,768.

c Investment in real estate investment trust within the United States.

d Held by a counterparty for open exchange traded derivative contracts.

e Security is a discount security. Income is recognized through the accretion of discount.

f Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Financials	17.3
Industrials	16.8
Consumer Discretionary	14.7
Information Technology	13.5
Health Care	11.7
Real Estate	7.6
Materials	5.1
Energy	4.5
Consumer Staples	4.1
Investment Companies	3.2
Communication Services	1.7
Utilities	1.5
Government	.0
101.7

† Based on net assets.

See notes to financial statements.

22

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 12/31/20 ($)	Purchases ($)†	Sales ($)	Value 6/30/21 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	661,144	110,423,256	(102,202,123)	8,882,277	1.2	964
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	10,413,704	89,591,749	(92,567,691)	7,437,762	1.0	142,468††
Total	11,074,848	200,015,005	(194,769,814)	16,320,039	2.2	143,432

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

23

STATEMENT OF FUTURES
June 30, 2021 (Unaudited)

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation ($)
Futures Long
E-mini Russell 2000	32	9/17/2021	3,680,176	3,692,480	12,304
Gross Unrealized Appreciation				12,304

See notes to financial statements.

24

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2021 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $60,898,876)—Note 1(c):
Unaffiliated issuers	430,776,331	731,880,169
Affiliated issuers	16,320,039	16,320,039
Receivable for investment securities sold		680,866
Dividends and securities lending income receivable		657,803
Receivable for shares of Beneficial Interest subscribed		325,426
Cash collateral held by broker—Note 4		218,000
Receivable for futures variation margin—Note 4		5,120
		750,087,423
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		361,404
Liability for securities on loan—Note 1(c)		7,437,762
Payable for investment securities purchased		6,379,477
Payable for shares of Beneficial Interest redeemed		170,259
Trustees’ fees and expenses payable		26,194
Interest payable—Note 2		951
		14,376,047
Net Assets ($)		735,711,376
Composition of Net Assets ($):
Paid-in capital		415,559,095
Total distributable earnings (loss)		320,152,281
Net Assets ($)		735,711,376

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)	31,973,587
Net Asset Value Per Share ($)	23.01

See notes to financial statements.

25

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2021 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $3,420 foreign taxes withheld at source):
Unaffiliated issuers	4,399,574
Affiliated issuers	964
Income from securities lending—Note 1(c)	142,468
Interest	24
Total Income	4,543,030
Expenses:
Management fee—Note 3(a)	1,233,963
Distribution fees—Note 3(b)	881,402
Trustees’ fees—Note 3(a,c)	26,520
Loan commitment fees—Note 2	4,745
Interest expense—Note 2	1,236
Total Expenses	2,147,866
Less—Trustees’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(26,520)
Net Expenses	2,121,346
Investment Income—Net	2,421,684
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	31,604,806
Net realized gain (loss) on futures	580,254
Net Realized Gain (Loss)	32,185,060
Net change in unrealized appreciation (depreciation) on investments	107,373,719
Net change in unrealized appreciation (depreciation) on futures	(27,607)
Net Change in Unrealized Appreciation (Depreciation)	107,346,112
Net Realized and Unrealized Gain (Loss) on Investments	139,531,172
Net Increase in Net Assets Resulting from Operations	141,952,856

See notes to financial statements.

26

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Operations ($):
Investment income—net	2,421,684	4,580,651
Net realized gain (loss) on investments	32,185,060	2,212,092
Net change in unrealized appreciation (depreciation) on investments	107,346,112	49,630,698
Net Increase (Decrease) in Net Assets Resulting from Operations	141,952,856	56,423,441
Distributions ($):
Distributions to shareholders	(14,696,730)	(34,316,237)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	66,010,971	151,009,753
Distributions reinvested	14,696,730	34,316,237
Cost of shares redeemed	(90,237,294)	(165,956,575)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(9,529,593)	19,369,415
Total Increase (Decrease) in Net Assets	117,726,533	41,476,619
Net Assets ($):
Beginning of Period	617,984,843	576,508,224
End of Period	735,711,376	617,984,843
Capital Share Transactions (Shares):
Shares sold	2,976,305	9,954,046
Shares issued for distributions reinvested	668,337	3,099,931
Shares redeemed	(4,095,143)	(10,884,588)
Net Increase (Decrease) in Shares Outstanding	(450,501)	2,169,389

See notes to financial statements.

27

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2021		Year Ended December 31,
	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	19.06	19.06	17.17	20.12	18.88	16.71
Investment Operations:
Investment income—net[a]	.08	.14	.17	.17	.16	.16
Net realized and unrealized gain (loss) on investments	4.33	1.04	3.48	(1.82)	2.04	3.69
Total from Investment Operations	4.41	1.18	3.65	(1.65)	2.20	3.85
Distributions:
Dividends from investment income—net	(.15)	(.18)	(.17)	(.17)	(.13)	(.16)
Dividends from net realized gain on investments	(.31)	(1.00)	(1.59)	(1.13)	(.83)	(1.52)
Total Distributions	(.46)	(1.18)	(1.76)	(1.30)	(.96)	(1.68)
Net asset value, end of period	23.01	19.06	19.06	17.17	20.12	18.88
Total Return (%)	23.25[b]	10.64	22.21	(8.98)	12.40	25.73
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.61[c]	.61	.61	.61	.63	.63
Ratio of net expenses to average net assets	.60[c]	.60	.60	.60	.60	.60
Ratio of net investment income to average net assets	.69[c]	.95	.94	.82	.88	.95
Portfolio Turnover Rate	23.90[b]	47.77	28.13	23.26	16.90	24.24
Net Assets, end of period ($ x 1,000)	735,711	617,985	576,508	509,695	562,014	535,603

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

28

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Small Cap Stock Index Portfolio (the “fund”) is a separate diversified series of BNY Mellon Investment Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek to match the performance of the Standard & Poor’s® SmallCap 600 Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in

29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees

30

(the “Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	724,783,791	-	-	724,783,791

31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)(continued)
Investments In Securities:†(continued)
Exchange-Traded Funds	7,089,382	-	-	7,089,382
Investment Companies	16,320,039	-	-	16,320,039
U.S. Treasury Securities	-	6,996	-	6,996
Other Financial Instruments:
Futures††	12,304	-	-	12,304

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of June 30, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on

32

securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2021, The Bank of New York Mellon earned $19,415 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such

33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2021, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2020 was as follows: ordinary income $6,973,992 and long-term capital gains $27,342,245. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended June 30, 2021 was approximately $206,630 with a related weighted average annualized rate of 1.21%.

34

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of ..35% of the value of the fund’s average daily net assets and is payable monthly. Under the terms of the Agreement, the Adviser has agreed to pay all of the fund’s direct expenses, except management fees, Rule 12b-1 Distribution Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings, fees and expenses of non-interested Trustees (including counsel fees), and extraordinary expenses. The Adviser has also agreed to reduce its management fee in an amount equal to the fund’s allocable portion of the accrued fees and expenses of the non-interested Trustees (including counsel fees). During the period ended June 30, 2021, fees reimbursed by the Adviser amounted to $26,520.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing its shares, for servicing and/or maintaining shareholder accounts and for advertising and marketing. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the fund’s average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2021, the fund was charged $881,402 pursuant to the Distribution Plan.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $213,094 and Distribution Plan fees of $152,210, which are offset against an expense reimbursement currently in effect in the amount of $3,900.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended June 30, 2021, amounted to $177,996,004 and $164,755,337, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative

35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

instrument that was held by the fund during the period ended June 30, 2021 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at June 30, 2021 are set forth in the Statement of Futures.

The following summarizes the average market value of derivatives outstanding during the period ended June 30, 2021:

Average Market Value ($)
Equity futures	3,376,706

At June 30, 2021, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $301,116,142, consisting of $316,628,904 gross unrealized appreciation and $15,512,762 gross unrealized depreciation.

At June 30, 2021, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

36

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

37

For More Information

BNY Mellon Investment Portfolios, Small Cap Stock Index Portfolio

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 0410SA0621

BNY Mellon Investment Portfolios, Technology Growth Portfolio

SEMIANNUAL REPORT June 30, 2021

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2021 through June 30, 2021, as provided by Erik A. Swords and Justin Sumner, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended June 30, 2021, BNY Mellon Investment Portfolios, Technology Growth Portfolio’s Initial shares produced a total return of 11.79%, and its Service shares produced a total return of 11.64%.1 The fund’s benchmarks, the NYSE® Technology Index (the “Index”) and the S&P 500® Index, produced total returns of 12.91% and 15.25%, respectively, over the same period.2,3

Technology stocks gained ground during the reporting period. The fund performed well but slightly lagged the Index, due largely to lack of exposure to more cyclical technology companies and to a few unfavorable stock selections.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in the stocks of growth companies of any size that BNY Mellon Investment Adviser, Inc. believes to be leading producers or beneficiaries of technological innovation. Up to 25% of the fund’s assets may be invested in foreign securities.

In choosing stocks, the fund looks for technology companies with the potential for strong earnings or revenue growth rates, although some of the fund’s investments may currently be experiencing losses. The fund’s investment process centers on a multi-dimensional approach that looks for opportunities across emerging-growth, cyclical or stable-growth companies. The fund’s investment approach seeks companies that appear to have strong earnings momentum, positive earnings revisions, favorable growth, product, or market cycles and/or favorable valuations.

Market Rebound Continues, Inflation Concerns Emerge

Early in the reporting period, stocks generally benefited from a number of factors. With the approval of multiple COVID-19 vaccines in November 2020, investor sentiment improved, and the global economic outlook brightened. Returns were also boosted by interest rates, which remained low, and by the stimulus package approved by Congress, which provided support to consumers, small businesses and the economy generally. Investors also began to factor the likelihood of additional stimulus and infrastructure spending into their calculations.

But with the end of the pandemic in view and the continued economic rebound likely, investors began to shift into value-oriented stocks, which tend to perform well early in an economic recovery. This shift drew attention away from technology and more growth-oriented industries.

In addition, toward the end of the reporting period, the economic rebound continued, but combined with the Federal Reserve’s (the “Fed”) indications that it would tolerate higher inflation rates until the economy fully recovered, this led to a rise in inflation expectations. As a result, yields at the long end of the Treasury yield curve began to increase. These higher interest rates weighed heavily on the stock market performance, especially that of technology and other growth-oriented stocks. Later in the period, inflation concerns began to ease, and interest rates came down, providing some support to more growth-oriented shares.

Stock Selection Drove Returns

The fund produced a positive return but lagged the Index, primarily due to stock selection. A primary detractor was lack of exposure to more cyclical stocks in the Index, including Oracle, Cisco and IBM. Cyclical stocks generally performed well in the first quarter of 2021, continuing the rotation that began late in 2020. However, growth-oriented stocks began to catch up in the second quarter. In addition, another detractor was Splunk, a software company, which saw its shares decline more than 30%, largely due to a shift in its business model from license-based to subscription-based, as well as its transition to cloud-based products. In addition, a number of large enterprise deals have failed to come through, hurting revenues and suggesting that competition may be gaining ground on the company. A position

2

in NIO, the Chinese maker of electric vehicles, also detracted from returns. The electric vehicle industry has received much attention over the past year, and investors may have viewed the company as overvalued. Shares of Medallia and Bandwidth also hindered performance. Both companies are involved in the development of internet-communications infrastructure, and with the pandemic easing, the velocity of growth in their business slowed.

On a more positive note, the fund’s exposure to the semiconductor industry was positive. NVIDIA, a chipmaker that is positioned well in many rapid-growth segments, performed well, as did Lam Research, a semiconductor capital equipment manufacturer. Shares of Roku and Snap were also advantageous. Both companies continue to benefit from strong demand by younger consumers, and investors anticipate that over the long term, both companies are likely to become platforms for many additional products and services, serving these customers for years to come. The fund’s position in Alphabet, parent company of Google, was also beneficial. The company saw a surge in advertising revenue and reported an improvement in its cloud-based business.

Positioning for Continued Digital Transformation of the Economy

We remain optimistic about the prospects for technology and growth-oriented companies, but we will also continue to monitor risks on the horizon. Geopolitical concerns, including China’s crackdown on its technology companies and Russia’s involvement in hacking incidents, could impact markets. In addition, regulatory efforts, including possible antitrust actions, by the federal government could hinder larger technology companies. The growth of U.S. federal debt could also have a negative effect on equities markets generally. Nevertheless, the fund continues to position itself to capitalize on a secular shift that is producing digitization across all sectors of the economy.

July 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part due to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

2 Source: Bloomberg L.P. — The NYSE® Technology Index is an equal-dollar-weighted index designed to objectively represent the technology sector by holding 35 of the leading U.S., technology-related companies. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

The technology sector has been among the most volatile sectors of the stock market. Technology companies involve greater risk because their revenue and/or earnings tend to be less predictable, and some companies may be experiencing significant losses.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Investment Portfolios, Technology Growth Portfolio made available through insurance products may be similar to those of other funds managed or advised by BNY Mellon Investment Adviser, Inc. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other BNY Mellon fund.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

3

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Investment Portfolios, Technology Growth Portfolio from January 1, 2021 to June 30, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended June 30, 2021

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.10	$5.40
Ending value (after expenses)	$1,117.90	$1,116.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended June 30, 2021

	Initial Shares	Service Shares
Expenses paid per $1,000†	$3.91	$5.16
Ending value (after expenses)	$1,020.93	$1,019.69
†

Expenses are equal to the fund’s annualized expense ratio of .78% for Initial Shares and 1.03% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

4

STATEMENT OF INVESTMENTS
June 30, 2021 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 98.2%
Application Software - 11.4%
Adobe	56,173	[a]	32,897,156
Datadog, Cl. A	118,643	[a]	12,348,363
HubSpot	22,118	[a]	12,888,601
salesforce.com	164,323	[a]	40,139,179
Zoom Video Communications, CI. A	72,159	[a]	27,927,698
			126,200,997
Automobile Manufacturers - 2.0%
Tesla	32,879	[a]	22,347,856
Communications Equipment - 1.1%
Nokia, ADR	2,342,461	[a,b]	12,461,892
Data Processing & Outsourced Services - 4.7%
PayPal Holdings	76,128	[a]	22,189,789
Square, Cl. A	74,392	[a]	18,136,770
Visa, Cl. A	48,683	[b]	11,383,059
			51,709,618
Holding Companies-Divers - 1.4%
Figure Acquisition	1,164,783	[a]	12,090,448
Ribbit LEAP	311,027	[a]	3,455,510
			15,545,958
Interactive Home Entertainment - .9%
ROBLOX, CI. A	108,294	[a,b]	9,744,294
Interactive Media & Services - 12.3%
Alphabet, Cl. C	17,048	[a]	42,727,743
Facebook, Cl. A	135,101	[a]	46,975,969
Pinterest, Cl. A	100,491	[a]	7,933,764
Snap, Cl. A	565,871	[a]	38,558,450
			136,195,926
Internet & Direct Marketing Research - 10.4%
Alibaba Group Holding, ADR	109,035	[a]	24,726,957
Amazon.com	10,704	[a]	36,823,473
JD.com, ADR	436,481	[a]	34,835,549
MercadoLibre	11,807	[a]	18,392,827
			114,778,806
Internet Services & Infrastructure - 4.3%
Shopify, Cl. A	16,258	[a]	23,752,613
Snowflake, Cl. A	29,193	[a]	7,058,867
Twilio, Cl. A	41,467	[a]	16,344,633
			47,156,113
Movies & Entertainment - 1.0%
Roku	23,164	[a]	10,638,067

5

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 98.2% (continued)
Semiconductor Equipment - 8.8%
Applied Materials	296,441		42,213,198
Lam Research	84,210		54,795,447
			97,008,645
Semiconductors - 24.9%
Diodes	125,093	[a]	9,978,668
Marvell Technology	601,087		35,061,405
Microchip Technology	152,586		22,848,228
Micron Technology	448,965	[a]	38,153,046
NVIDIA	70,418		56,341,442
NXP Semiconductors	91,820		18,889,210
Qualcomm	290,614		41,537,459
Taiwan Semiconductor Manufacturing, ADR	441,958		53,105,673
			275,915,131
Systems Software - 8.0%
Crowdstrike Holdings, CI. A	73,935	[a]	18,580,605
Microsoft	130,061		35,233,525
ServiceNow	63,771	[a]	35,045,353
			88,859,483
Technology Hardware, Storage & Equipment - 4.2%
Apple	343,276		47,015,081
Trucking - 2.8%
Uber Technologies	614,972	[a]	30,822,397
Total Common Stocks (cost $615,215,117)			1,086,400,264

6

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 1.8%
Registered Investment Companies - 1.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $19,509,049)	0.05	19,509,049	[c]	19,509,049

Investment of Cash Collateral for Securities Loaned - .0%
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $132,000)	0.01	132,000	[c]	132,000
Total Investments (cost $634,856,166)		100.0%		1,106,041,313
Liabilities, Less Cash and Receivables		(.0%)		(448,057)
Net Assets		100.0%		1,105,593,256

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At June 30, 2021, the value of the fund’s securities on loan was $21,385,805 and the value of the collateral was $22,230,952, consisting of cash collateral of $132,000 and U.S. Government & Agency securities valued at $22,098,952.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	67.5
Communication Services	14.1
Consumer Discretionary	12.4
Industrials	2.8
Investment Companies	1.8
Diversified	1.4
100.0

† Based on net assets.

See notes to financial statements.

7

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 12/31/20($)	Purchases($)†	Sales($)	Value 6/30/21($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	12,877,205	91,162,063	(84,530,219)	19,509,049	1.8	6,484
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	14,820,447	35,851,631	(50,450,078)	132,000.0		43,904††
Total	27,697,652	127,013,694	(135,070,297)	19,641,049	1.8	50,388

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

8

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2021 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $21,385,805)—Note 1(c):
Unaffiliated issuers	615,215,117	1,086,400,264
Affiliated issuers	19,641,049	19,641,049
Cash denominated in foreign currency	53,100	53,527
Dividends and securities lending income receivable		326,899
Receivable for shares of Beneficial Interest subscribed		286,287
Prepaid expenses		5,734
		1,106,713,760
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		828,457
Liability for securities on loan—Note 1(c)		132,000
Payable for shares of Beneficial Interest redeemed		94,370
Trustees’ fees and expenses payable		2,068
Other accrued expenses		63,609
		1,120,504
Net Assets ($)		1,105,593,256
Composition of Net Assets ($):
Paid-in capital		586,505,741
Total distributable earnings (loss)		519,087,515
Net Assets ($)		1,105,593,256

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	259,568,853	846,024,403
Shares Outstanding	7,368,274	26,335,093
Net Asset Value Per Share ($)	35.23	32.13

See notes to financial statements.

9

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2021 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $98,597 foreign taxes withheld at source):
Unaffiliated issuers	1,483,886
Affiliated issuers	6,484
Income from securities lending—Note 1(c)	43,904
Total Income	1,534,274
Expenses:
Management fee—Note 3(a)	3,792,105
Distribution fees—Note 3(b)	965,018
Professional fees	55,660
Trustees’ fees and expenses—Note 3(c)	37,113
Custodian fees—Note 3(b)	22,472
Prospectus and shareholders’ reports	16,739
Loan commitment fees—Note 2	14,507
Chief Compliance Officer fees—Note 3(b)	7,862
Shareholder servicing costs—Note 3(b)	1,079
Miscellaneous	14,648
Total Expenses	4,927,203
Investment (Loss)—Net	(3,392,929)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	53,059,726
Net realized gain (loss) on forward foreign currency exchange contracts	11,714
Net Realized Gain (Loss)	53,071,440
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	64,827,334
Net Realized and Unrealized Gain (Loss) on Investments	117,898,774
Net Increase in Net Assets Resulting from Operations	114,505,845

See notes to financial statements.

10

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Operations ($):
Investment (loss)—net	(3,392,929)	(2,153,677)
Net realized gain (loss) on investments	53,071,440	144,422,804
Net change in unrealized appreciation (depreciation) on investments	64,827,334	266,454,921
Net Increase (Decrease) in Net Assets Resulting from Operations	114,505,845	408,724,048
Distributions ($):
Distributions to shareholders:
Initial Shares	(32,359,709)	(17,108,961)
Service Shares	(111,542,791)	(60,123,345)
Total Distributions	(143,902,500)	(77,232,306)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	22,137,369	25,487,190
Service Shares	43,676,346	50,456,990
Distributions reinvested:
Initial Shares	32,359,709	17,108,961
Service Shares	111,542,791	60,123,345
Cost of shares redeemed:
Initial Shares	(16,819,641)	(34,411,906)
Service Shares	(21,489,702)	(102,412,089)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	171,406,872	16,352,491
Total Increase (Decrease) in Net Assets	142,010,217	347,844,233
Net Assets ($):
Beginning of Period	963,583,039	615,738,806
End of Period	1,105,593,256	963,583,039
Capital Share Transactions (Shares):
Initial Shares
Shares sold	612,710	869,993
Shares issued for distributions reinvested	1,048,937	900,946
Shares redeemed	(490,080)	(1,140,904)
Net Increase (Decrease) in Shares Outstanding	1,171,567	630,035
Service Shares
Shares sold	1,360,485	2,098,579
Shares issued for distributions reinvested	3,962,443	3,416,099
Shares redeemed	(675,837)	(3,933,228)
Net Increase (Decrease) in Shares Outstanding	4,647,091	1,581,450

See notes to financial statements.

11

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

Six Months Ended June 30, 2021		Year Ended December 31,
Initial Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	36.68	25.26	22.56	23.95	17.69	17.78
Investment Operations:
Investment income (loss)—net[a]	(.08)	(.03)	.08	.04	(.01)	.01
Net realized and unrealized gain (loss) on investments	3.69	14.68	5.55	(.11)	7.29	.77
Total from Investment Operations	3.61	14.65	5.63	(.07)	7.28	.78
Distributions:
Dividends from investment income—net	-	(.08)	-	-	-	-
Dividends from net realized gain on investments	(5.06)	(3.15)	(2.93)	(1.32)	(1.02)	(.87)
Total Distributions	(5.06)	(3.23)	(2.93)	(1.32)	(1.02)	(.87)
Net asset value, end of period	35.23	36.68	25.26	22.56	23.95	17.69
Total Return (%)	11.79[b]	69.92	25.82	(.98)	42.64	4.72
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78[c]	.78	.79	.79	.82	.83
Ratio of net investment income (loss) to average net assets	(.48)[c]	(.10)	.33	.14	(.05)	.07
Portfolio Turnover Rate	16.24[b]	80.81	77.56	55.34	42.07	64.26
Net Assets, end of period ($ x 1,000)	259,569	227,325	140,591	119,470	122,670	87,243

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

12

Six Months Ended June 30, 2021		Year Ended December 31,
Service Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	33.95	23.63	21.31	22.75	16.88	17.06
Investment Operations:
Investment income (loss)—net[a]	(.12)	(.09)	.02	(.03)	(.06)	(.03)
Net realized and unrealized gain (loss) on investments	3.36	13.58	5.23	(.09)	6.95	.72
Total from Investment Operations	3.24	13.49	5.25	(.12)	6.89	.69
Distributions:
Dividends from investment income—net	-	(.02)	-	-	-	-
Dividends from net realized gain on investments	(5.06)	(3.15)	(2.93)	(1.32)	(1.02)	(.87)
Total Distributions	(5.06)	(3.17)	(2.93)	(1.32)	(1.02)	(.87)
Net asset value, end of period	32.13	33.95	23.63	21.31	22.75	16.88
Total Return (%)	11.64[b]	69.57	25.51	(1.27)	42.36	4.38
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03[c]	1.03	1.04	1.04	1.07	1.08
Ratio of net investment income (loss) to average net assets	(.73)[c]	(.34)	.08	(.11)	(.30)	(.18)
Portfolio Turnover Rate	16.24[b]	80.81	77.56	55.34	42.07	64.26
Net Assets, end of period ($ x 1,000)	846,024	736,258	475,148	388,151	365,231	225,801

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

13

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Technology Growth Portfolio (the “fund”) is a separate diversified series of BNY Mellon Investment Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

On February 10, 2021, BNY Mellon Investment Management announced its intention to realign several of its investment firms. As a result of this realignment, which is scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the “Effective Date”), portfolio managers responsible for managing the fund’s investments who are employees of Mellon Investments Corporation (“Mellon”) in a dual employment arrangement with the Adviser, will become employees of Newton Investment Management North America, LLC (“Newton”), which, like Mellon, will be an affiliate of the Adviser, and will no longer be employees of Mellon. Consequently, as of the Effective Date and subject to the approval of the Trust’s Board of Trustees (the “Board”), the Adviser will engage Newton to serve as the fund’s sub-adviser, pursuant to a sub-investment advisory agreement between the Adviser and Newton. As the fund’s sub-adviser, Newton will provide the day-to-day management of the fund’s investments, subject to the Adviser’s supervision and approval. It is currently anticipated that the fund’s portfolio managers who are responsible for the day-to-day management of the fund’s investments will continue to manage the fund’s investments as of the Effective Date. It is also currently anticipated that there will be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increase in the management fee payable by the fund as a result of the engagement of Newton as the fund’s sub-adviser. The Adviser (and not the fund) will pay Newton for its sub-advisory services.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has

14

identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for

16

example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of June 30, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	1,086,400,264	-	-	1,086,400,264
Investment Companies	19,641,049	-	-	19,641,049

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of June 30, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2021, The Bank of New York Mellon earned $5,986 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

18

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

expense in the Statement of Operations. During the period ended June 30, 2021, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2020 was as follows: ordinary income $791,589 and long-term capital gains $76,440,717. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2021, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The

20

fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2021, Service shares were charged $965,018 pursuant to the Distribution Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2021, the fund was charged $509 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2021, the fund was charged $22,472 pursuant to the custody agreement.

During the period ended June 30, 2021, the fund was charged $7,862 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $650,452, Distribution Plan fees of $166,029, custodian fees of $3,900, Chief Compliance Officer fees of $7,862 and transfer agency fees of $214.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward foreign currency exchange (“forward contract”) during the period ended June 30, 2021, amounted to $178,734,257 and $162,062,151, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended June 30, 2021 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the

22

counterparty. At June 30, 2021, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended June 30, 2021:

Average Market Value ($)
Forward contracts	30,965

At June 30, 2021, accumulated net unrealized appreciation on investments was $471,185,147, consisting of $475,337,888 gross unrealized appreciation and $4,152,741 gross unrealized depreciation.

At June 30, 2021, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

23

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on May 18, 2021 (the “Meeting”), the Board considered the renewal of the fund’s current management agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Current Management Agreement”). Since the next Board meeting was scheduled to occur in August 2021, and the term of the Current Management Agreement would expire July 31, 2021, the Board was asked to approve the Agreement at the Meeting to continue in full force and effect in accordance with its terms until the August Board meeting. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the fund (the “Independent Trustees”), were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Current Management Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the Meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Initial shares with the performance of a group of science and technology funds underlying variable insurance products (“VIPs”) selected by Broadridge as comparable to the fund (the “Performance Group”) and with

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a broader group of funds consisting of all science and technology funds underlying VIPs (the “Performance Universe”), all for various periods ended March 31, 2021, and (2) the fund’s actual and contractual management fees and total expenses of the fund’s Initial shares and Service shares with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all science and technology funds underlying VIPs with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group and Performance Universe medians for the one- and two-year periods and below the medians for all other periods. The Board considered the relative proximity of the fund’s performance to the Performance Universe medians in the periods when performance was below median, ranking in the third quartile of the Performance Universe in such periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark indices, and it was noted that the fund’s returns were above the returns of the S&P 500 Index in five of the ten calendar years shown.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and Expense Universe median actual management fee and the total expenses of the fund’s Initial shares were lower than the Expense Group median and Expense Universe median total expenses and the total expenses of the fund’s Service shares were higher than the Expense Group median and Expense Universe median total expenses.

Representatives of the Adviser noted that there were no other funds advised or administered by the Adviser that are in the same Lipper category as the fund or separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

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INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Current Management Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Current Management Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Current Management Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s absolute performance and with the improved performance in recent periods and determined to approve renewal of the Current Management Agreement through August 31, 2021, not due to the fund’s performance, but to align with the renewal of the advisory agreements of other funds in the BNY Mellon Family of Funds with the same Board.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above, subject to review no later than the next renewal consideration.

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• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Current Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Current Management Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Current Management Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Current Management Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Current Management Agreement through August 31, 2021.

******************

Also at the Meeting, the Board discussed with representatives of the Adviser plans to realign Mellon Investments Corporation’s (“Mellon”) equities and multi-asset capabilities with Newton Investment Management North America, LLC (“Newton US”) (the “Firm Realignment”), with such realignment scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the “Effective Date”). The Adviser noted that, as a result of the Firm Realignment, the portfolio managers who are currently responsible for managing the investments of the fund as employees of Mellon in a dual employment arrangement with the Adviser will become employees of Newton US as of the Effective Date. Consequently, the Adviser proposed to engage Newton US to serve as the fund’s sub-investment adviser, pursuant to a sub-investment advisory agreement between the Adviser and Newton US (the “New Sub-Advisory Agreement”), to be effective on the Effective Date. In addition, the Adviser proposed amending the Current Management Agreement to reflect the engagement of Newton US as sub-

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INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

investment adviser to the fund (as proposed to be amended, the “Amended Management Agreement”), to be effective on the Effective Date.

At the Meeting, the Adviser recommended the approval of the New Sub-Advisory Agreement, pursuant to which Newton US would serve as sub-investment adviser to the fund, and the Amended Management Agreement. The recommendation for the approval of the New Sub-Advisory Agreement and the Amended Management Agreement was based on the following considerations, among others: (i) approval of the New Sub-Advisory Agreement and the Amended Management Agreement would permit the fund’s current portfolio managers to continue to be responsible for the day-to-day management of the Fund’s portfolio after the Effective Date as employees of Newton US; (ii) there will be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increases in the management fee payable by the fund as a result of the proposed changes to the investment advisory arrangements; and (iii) the Adviser (and not the fund) will pay Newton US for its sub-investment advisory services. The Board also noted the information provided and considered earlier in the Meeting in connection with the Board’s approval of the renewal of the Current Management Agreement through August 31, 2021, as well as the information about the Firm Realignment and Newton US.

At the Meeting, the Board members, all of whom are Independent Trustees, considered and approved the New Sub-Advisory Agreement and the Amended Management Agreement. In determining whether to approve the New Sub-Advisory Agreement and the Amended Management Agreement, the Board considered the materials prepared by the Adviser received in advance of the Meeting and other information presented at the Meeting, which included: (i) a form of the New Sub-Advisory Agreement and a form of the Amended Management Agreement; (ii) information regarding the Firm Realignment and how it is expected to enhance investment capabilities; (iii) information regarding Newton US; and (iv) an opinion of counsel that the proposed changes to the investment advisory arrangements would not result in an “assignment” of the Current Management Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended, and, therefore, do not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of the Adviser earlier in the Meeting in connection with the consideration and approval of the Current Management Agreement.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by Newton US to the fund under the New Sub-Advisory Agreement, the Board considered: (i) Newton US’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services, which would remain the same after the Effective Date; and (iii) the investment strategy for the fund, which would remain the same after the Effective Date. The Board also considered the review process undertaken by the Adviser and the Adviser’s favorable assessment of the nature and quality of the sub-investment advisory services expected to be provided

28

to the fund by Newton US after the Effective Date. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by Newton US under the New Sub-Advisory Agreement, as well as Newton US’s ability to render such services based on its resources and the experience of the investment team, which will include the fund’s current portfolio managers, were adequate and appropriate for the fund in light of the fund’s investment objective, and supported a decision to approve the New Sub-Advisory Agreement. The Board also considered, as it related to the Amended Management Agreement, that the nature, extent and quality of the services that are provided by the Adviser are expected to remain the same, including the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the fund’s portfolio management personnel.

Investment Performance. The Board had considered the fund’s investment performance and that of the investment team managing the fund’s portfolio earlier in the Meeting in connection with approving renewal of the Current Management Agreement (including comparative data provided by Broadridge). The Board considered the performance and that the same investment professionals would continue to manage the fund’s assets after the Effective Date, as factors in evaluating the services to be provided by Newton US under the New Sub-Advisory Agreement after the Effective Date, and determined that these factors, when viewed together with the other factors considered by the Board, supported a decision to approve the New Sub-Advisory Agreement and the Amended Management Agreement.

Costs of Services to be Provided and Profitability. The Board considered the proposed fee payable under the New Sub-Advisory Agreement, noting that the proposed fee would be paid by the Adviser and, thus, would not impact the fees paid by the fund or the Adviser’s profitability. The Board considered the fee payable to Newton US in relation to the fee paid to the Adviser by the fund and the respective services provided by Newton US and the Adviser. The Board recognized that, because Newton US’s fee would be paid by the Adviser, and not the fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the fund’s Management Agreement, and that the Board had received and considered a profitability analysis of the Adviser and its affiliates, including Newton US, earlier in the Meeting in connection with the consideration and approval of the Current Management Agreement. The Board concluded that the proposed fee payable to Newton US by the Adviser was appropriate and the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser under the Amended Management Agreement and Newton US under the New Sub-Advisory Agreement.

Economies of Scale to be Realized. The Board recognized that, because the fee payable to Newton US would be paid by the Adviser, and not the fund, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the fund’s Management Agreement, which had been done earlier in the Meeting in connection with the consideration and approval of the Current Management Agreement, when the Board determined that the economies of scale which may accrue

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INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Current Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board also considered whether there were any ancillary benefits that would accrue to Newton US as a result of its relationship with the fund, and such ancillary benefits, if any, were determined to be reasonable.

In considering the materials and information described above, the Independent Trustees received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board members, all of whom are Independent Trustees, with the assistance of independent legal counsel, approved the New Sub-Advisory Agreement and Amended Management Agreement for the fund effective as of the Effective Date.

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LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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For More Information

BNY Mellon Investment Portfolios, Technology Growth Portfolio

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 0175SA0621

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)                    Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Portfolios

By: /s/ David DiPetrillo

        David DiPetrillo

        President (Principal Executive Officer)

Date: August 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

        David DiPetrillo

        President (Principal Executive Officer)

Date: August 5, 2021

By: /s/ James Windels

        James Windels

        Treasurer (Principal Financial Officer)

Date: August 5, 2021

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)